                            SCHEDULE 14A INFORMATION

  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
                                     1934

Filed by the Registrant [ X ]
Filed by a party other than the Registrant [   ]

Check the appropriate box:

[  X  ]          Preliminary Proxy Statement
[     ]          Definitive Proxy Statement
[     ]          Definitive Additional Materials
[     ]          Soliciting Material Pursuant to Section 240.1a-11(c) or
                 Section 240.1a-12


                             SOUTHWEST AIRLINES CO.
                (Name of Registrant as Specified in its Charter


                             SOUTHWEST AIRLINES CO.
                   (Name of Person(s) Filing Proxy Statement

Payment of Filing Fee (check the appropriate box):

[  X  ]          $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
                 14a-6(j)(2).
[     ]          $500 per each party to the controversy pursuant to Exchange
                 Act Rule 14a-6(i)(3).
[     ]          Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
                 and 0-11.

                 1) Title of each class of securities to which transaction applies:

                 2) Aggregate number of securities to which transaction applies:

                 3) Per unit price or other underlying value of transaction computer pursuant to Exchange Act Rule 0-11:*

                 4)       Proposed maximum aggregate value of transaction:

           * Set forth the amount on which the filing fee is calculated and state how it was determined.

[     ]          Check box if any part of the fee is offset as provided by
                 Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                 1)       Amount previously paid:

                 2)       Form, Schedule or Registration Statement No.:

                 3)       Filing Party:

                 4)       Date Filed:

                                    [LOGO]

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             THURSDAY, MAY 16, 1996




To the Shareholders:

    The Annual Meeting of Shareholders of Southwest Airlines Co. (the "Company" or "Southwest") will be held at its corporate headquarters, 2702 Love Field Drive, Dallas, Texas, on Thursday, May 16, 1996, at 10:00 A.M., local time, for the following purposes:

    (1)  the election of three directors;

    (2) approval of the Company's 1996 stock option plans as adopted by the Board of Directors of the Company;

    (3)  approval of an officer's stock option agreements;

    (4) amending the Company's Articles of Incorporation to increase the authorized number of shares of common stock;

    (5)  to take action on a shareholder's proposal; and

    (6) transacting such other business as may properly come before such meeting.

    March 20, 1996 has been fixed as the date of record for determining shareholders entitled to receive notice of and to vote at the Annual Meeting.

                                             By Order of the Board of Directors,

                                                              Colleen C. Barrett
                                                                       Secretary

April 6, 1996



    YOUR VOTE IS IMPORTANT, PLEASE DATE, VOTE, SIGN AND MAIL BACK THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE. THE ENCLOSED RETURN ENVELOPE MAY BE USED FOR THAT PURPOSE.

                             SOUTHWEST AIRLINES CO.
                                P. O. BOX 36611
                           DALLAS, TEXAS  75235-1611
                                 (214/904-4000)

                                -------------

                                PROXY STATEMENT

                                -------------

                SOLICITATION AND REVOCABILITY OF PROXIES; VOTING

    The enclosed proxy is solicited by and on behalf of the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held on May 16, 1996, at the Company's corporate headquarters, 2702 Love Field Drive, Dallas, Texas, or any adjournment thereof. The cost of solicitation will be paid by the Company. In addition to solicitation by mail, solicitation of proxies may be made personally or by telephone by the Company's regular employees, and arrangements will be made with brokerage houses or other custodians, nominees and fiduciaries to send proxies and proxy material to their principals. In addition, D. F. King & Co., Inc. has been engaged to solicit proxies for the Company. The anticipated fee of such proxy solicitor is $7,500 plus out-of-pocket costs and expenses. The proxy statement and form of proxy were first mailed to shareholders of the Company on or about April 6, 1996.

    The enclosed proxy, even though executed and returned, may be revoked at any time prior to the voting of the proxy by the subsequent execution and submission of a revised proxy, by written notice to the Secretary of the Company, or by voting in person at the meeting. Shares represented by proxy will be voted at the meeting. Cumulative voting is not permitted. An automated system administered by the Company's transfer agent tabulates the votes. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting, for purposes of determining the presence or absence of a quorum for the transaction of business. Neither abstentions nor broker non- votes are counted as voted either for or against a proposal. Except as otherwise stated herein, provided a quorum is present, the affirmative vote of the holders of a majority of the shares entitled to vote on, and voted for or against, the matter is required to approve any matter.

                             ELECTION OF DIRECTORS
                                    (ITEM 1)

    At the Annual Meeting of Shareholders, three directors are to be elected for a three-year term expiring in 1999 or until their respective successors are duly elected and qualified, to serve with the six directors whose terms do not expire until later years. Provided a quorum is present at the Annual Meeting, a plurality of the votes cast in person or by proxy by the holders of shares entitled to vote is required to elect directors.

    The persons named in the enclosed proxy have been selected as a proxy committee by the directors of the Company, and it is the intention of the proxy committee that, unless otherwise directed therein, proxies will be voted for the election of the nominees listed below. Although the directors of the Company do not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the meeting, the proxy committee will act in accordance with its best judgment.

    The following table sets forth certain information for each nominee and present director of the Company. Each of the nominees for director named in the following table is now serving as a director of the Company. There is no family relationship between any of the directors or between any director and any executive officer of the Company.

                                                                        DIRECTOR
NAME                                                                     SINCE                        AGE
----                                                                --------------                    ---
Samuel E. Barshop(1)  . . . . . . . . . . . . . . . . . .                1975                          66
Gene H. Bishop(1) . . . . . . . . . . . . . . . . . . . .                1977                          65
C. Webb Crockett  . . . . . . . . . . . . . . . . . . . .                1994                          62
William P. Hobby, Jr. . . . . . . . . . . . . . . . . . .                1990                          64
Travis C. Johnson   . . . . . . . . . . . . . . . . . . .                1978                          59
Herbert D. Kelleher . . . . . . . . . . . . . . . . . . .                1967 (2)                      64
Rollin W. King(1) . . . . . . . . . . . . . . . . . . . .                1967                          64
Walter M. Mischer, Sr.  . . . . . . . . . . . . . . . . .                1983                          73
June M. Morris  . . . . . . . . . . . . . . . . . . . . .                1994                          65
---------------------

(1)      Current Nominee.

(2) Mr. Kelleher resigned as a director effective August 5, 1975, and he was reelected to the Board on April 27, 1976.

                                CURRENT NOMINEES

    Current nominees are to be elected for a term expiring in 1999.

    Samuel E. Barshop was Chairman of the Board of Directors, President and Chief Executive Officer of La Quinta Inns, Inc., for more than five years prior to 1992. During 1992, Mr. Barshop resigned his positions as President and Chief Executive Officer, maintaining the position of Chairman of La Quinta Inns, Inc. until March 1994. La Quinta Inns, Inc. develops, owns, operates and licenses motor inns. Since March 1994, Mr. Barshop has been managing partner of Barshop & Oles, Co., Inc., a real estate company located in San Antonio, Texas.

    Gene H. Bishop was Chairman and Chief Executive Officer of Life Partners Group, Inc., a closely held life insurance holding company, from November 1991 until October 1994, when he retired. Prior to that time he was Vice Chairman and Chief Financial Officer of Lomas Financial Corporation and Chief Operating Officer of Lomas Mortgage USA since October 1990, becoming President and Chief Operating Officer of Lomas Mortgage USA in January 1991. Mr. Bishop is also a director of Southwestern Public Service Company, First USA, Inc. (a credit card company), First USA Paymentech, Inc. (a processor of credit card transactions), Liberte` Investors (a real estate investment trust), Life Partners Group, Inc., Republic Financial Services, Inc., and Drew Industries, Inc.

    Rollin W. King engaged in executive education and consulting as the principal of Rollin King Associates from January 1, 1989 until his retirement on December 31, 1995.

                      DIRECTORS WHOSE TERM EXPIRES IN 1997

    Herbert D. Kelleher has been Chairman of the Board of the Company since March 29, 1978. Mr. Kelleher became interim President and Chief Executive Officer of the Company in September 1981, and assumed those offices on a permanent basis in February 1982.

    Walter M. Mischer, Sr. has been Chairman of the Board and Chief Executive Officer of Southern Investors Service Company, Inc. (formerly The Mischer Corporation), a real estate and financial investment company, for more than the
past five years.   Mr. Mischer is also a director of Howell Corporation.

    June M. Morris was a founder of Morris Air Corporation ("Morris"), a wholly-owned subsidiary of Southwest. Mrs. Morris was Chief Executive Officer of Morris until its operations were absorbed by Southwest in October, 1994, and subsequently she has been principally engaged in private investments. Morris was a domestic airline operating 21 Boeing 737 Aircraft until its acquisition by Southwest in December, 1993.

                      DIRECTORS WHOSE TERM EXPIRES IN 1998

    C. Webb Crockett has been a shareholder in the Phoenix, Arizona, law firm of Fennemore Craig for more than the past five years. Fennemore Craig has performed services for the Company in the past and may do so in 1996.

    William P. Hobby, Jr. was lieutenant governor of the State of Texas for 18 years until January 1991. He has been Chancellor of the University of Houston System since September 1995 and Chairman of H&C Communications, Inc., Houston, Texas, a privately owned broadcasting company, for more than the past five years. He also served as Executive Editor of the Houston Post for more than 20 years.

    Travis C. Johnson has been a partner in the El Paso, Texas law firm of Johnson & Bowen for more than the past five years. Mr. Johnson is a director of Texas Commerce Bank - El Paso. Johnson & Bowen has performed services for the Company during the past and may do so in 1996.

BOARD COMMITTEES

    The Board of Directors has appointed an Audit Committee consisting of Messrs. Barshop, Bishop, Crockett, Hobby, Johnson (Chairman), King, and Mischer and Mrs. Morris. The Audit Committee held four meetings during 1995. Its principal functions are to give additional assurance that financial information is accurate and timely and that it includes all appropriate disclosures; to ascertain the existence of an effective accounting and internal control system; and to oversee the entire audit function, both independent and internal. The Board of Directors has appointed a Compensation Committee consisting of Messrs. Barshop (Chairman), Bishop, Hobby and Mischer. The Compensation Committee held one meeting during 1995. The Compensation Committee studies, advises and consults with management respecting the compensation of officers of the Company, and administers the Company's stock-based compensation plans. It recommends for the Board's consideration any plan for additional compensation that it deems appropriate. The Board of Directors has appointed an Executive Committee consisting of Messrs. Bishop, Kelleher and King to assist the Board in carrying out its duties. The Executive Committee has authority to act for the Board on most matters during the intervals between Board meetings. The Executive Committee held seven telephone meetings during 1995, and otherwise acted by unanimous consent. The Company has no standing nominating committee of its Board nor any committee performing similar functions. During 1995, each director attended at least 75% of the total of the Board and committee meetings which he or she was obligated to attend.

DIRECTORS' FEES

    Directors' fees are paid on an annual basis from May to May in each year. Each director of the Company who is not an officer of the Company was paid $9,000 for the year ending May 1995, and $9,500 for the year ending May 1996, for services as a director. During 1995, the Board of Directors held six meetings and otherwise acted by unanimous consent. In addition, $1,800 (increasing to $2,000 for the year ending May 1996) was paid for attendance at each meeting of the Board of Directors, and $800 (increasing to $850 for the year ending May 1996) for attendance at each meeting of a committee held on the same date as the Board meetings. Members of the Executive Committee receive an additional $4,300 (increasing to $4,500 for the year ending May 1996) per year for their services on such committee. The Chairmen of the Audit and Compensation Committees received annual fees of $3,300 and $1,700, respectively (increasing to $3,500 and $2,000, respectively for the year ending May 1996). Officers of the Company receive no additional remuneration for serving as directors or on committees of the Board.

                 VOTING SECURITIES AND MANAGEMENT SHAREHOLDING

    At the close of business on March 20, 1996, the record date of those entitled to notice of and to vote at the meeting, there were outstanding 144,547,692 shares of Common Stock, $1.00 par value, each share of which is entitled to one vote.

    The following table sets forth as of February 29, 1996, certain information regarding the beneficial ownership of Common Stock by the directors, each of the executive officers of the Company named in the Summary Compensation Table and by all executive officers and directors as a group.


                                                                             NUMBER OF
                                                                              SHARES            PERCENT
 NAME OF DIRECTOR, OFFICER OR                                              BENEFICIALLY            OF
  IDENTITY OF GROUP                                                        OWNED (1)(2)        CLASS (2)
 ---------------------------------                                         ------------        ---------
 Samuel E. Barshop . . . . . . . . . . . . . . . . . . . . . .                   50,832            *
 Gene H. Bishop  . . . . . . . . . . . . . . . . . . . . . . .                   46,800            *
 C. Webb Crockett  . . . . . . . . . . . . . . . . . . . . . .                    3,500            *
 William P. Hobby, Jr (3)  . . . . . . . . . . . . . . . . . .                   44,025            *
 Travis C. Johnson . . . . . . . . . . . . . . . . . . . . . .                   90,600            *
 Herbert D. Kelleher (4) . . . . . . . . . . . . . . . . . . .                2,849,161           2.0%
 Rollin W. King (5)  . . . . . . . . . . . . . . . . . . . . .                  156,838            *
 Walter M. Mischer, Sr . . . . . . . . . . . . . . . . . . . .                   55,275            *
 June M. Morris (6)  . . . . . . . . . . . . . . . . . . . . .                1,192,047            *
 Gary A. Barron (7)  . . . . . . . . . . . . . . . . . . . . .                   59,207            *
 John G. Denison (8) . . . . . . . . . . . . . . . . . . . . .                   71,509            *
 Colleen C. Barrett (9)  . . . . . . . . . . . . . . . . . . .                   55,150            *
 James F. Parker (10)  . . . . . . . . . . . . . . . . . . . .                   62,260            *
 Executive Officers and Directors as a Group
 (16 persons) (11) . . . . . . . . . . . . . . . . . . . . . .                4,839,384           3.4%
----------------------------

 *       Less than 1%

(1) Unless otherwise indicated, beneficial owners have sole rather than shared voting and investment power respecting their shares, other than shared rights created under joint tenancy or marital property laws as between the Company's directors and officers and their respective spouses, if any. Such persons also beneficially owned an equal number and percentage of nonexercisable Common Share Purchase Rights of the Company that trade in tandem with its Common Stock.

(2) The number of shares beneficially owned includes shares which each beneficial owner and the group had the right to acquire within 60 days pursuant to stock options. The percentage for each beneficial owner and for the group is calculated based on the sum of the 144,399,522 shares of Common Stock outstanding on February 29, 1996 and any shares shown for such beneficial owner or group as subject to stock options and currently exercisable, as if any such stock options had been exercised.

                                               (footnotes continue on next page)

(3) Includes 3,525 shares held by a testamentary trust of which Governor Hobby is a co-trustee.

(4) Includes 1,515,372 shares which Mr. Kelleher had the right to acquire within 60 days pursuant to stock options (including those subject to shareholder approval at the 1996 Annual Meeting); and 83,001 shares held in trust for unrelated individuals. See "Approval of an Officer's Stock Option Agreements", below.

(5) Includes 12,000 shares held by a charitable remainder trust in which Mr. King has a beneficial interest. Mr. King disclaims any beneficial interest in these shares.

(6)      Held by a family trust of which Mrs. Morris is co-trustee.

(7) Includes 58,364 shares which Mr. Barron had the right to acquire within 60 days pursuant to stock options.

(8) Includes 3,896 shares held for his account under the Profit Sharing Plan with respect to which he has the right to direct the voting and 59,264 shares which Mr. Denison had the right to acquire within 60 days pursuant to stock options.

(9) Includes 54,964 shares which Ms. Barrett had the right to acquire within 60 days pursuant to stock options.

(10) Includes 5,247 shares held for his account under the Profit Sharing Plan with respect to which he has the right to direct the voting and 52,098 shares which Mr. Parker had the right to acquire within 60 days pursuant to stock options.

(11) Includes 16,533 shares held for the accounts of certain officers under the Profit Sharing Plan with respect to which such persons have the right to direct voting.

                       COMPENSATION OF EXECUTIVE OFFICERS

    The following table discloses compensation for services rendered by the Company's Chief Executive Officer and the four remaining most highly paid executive officers during the three fiscal years ended December 31, 1995:

                           SUMMARY COMPENSATION TABLE

                                                                             LONG TERM
                                                                            COMPENSATION
                                                                               AWARDS
                                                                            ------------
                                          ANNUAL COMPENSATION                SECURITIES        ALL OTHER
                                  ------------------------------------       UNDERLYING       COMPENSATION
 NAME AND PRINCIPAL POSITION       YEAR     SALARY ($)      BONUS ($)        OPTIONS(#)         ($) (1)
----------------------------      ------    ----------      ----------      -------------     -------------
 Herbert D. Kelleher, Chairman     1995      $395,000        $172,000             ---          $  ---
    of the Board, President and    1994       395,000         172,000             ---           68,458
    Chief Executive Officer        1993       395,000         150,000             ---           64,913


 Gary A. Barron,                   1995      $205,653        $125,000            10,500
    Executive Vice                 1994       197,209         125,000             7,500         25,927
    President - Operations         1993       187,815          83,000             6,300         26,567


 John G. Denison,                  1995      $193,707        $100,000            11,085
    Executive Vice President -     1994       185,754         115,000             8,085         25,927
    Corporate Services             1993       176,902          83,000             6,885         26,617

 Colleen C. Barrett, Executive     1995      $188,084        $100,000            10,500
    Vice President - Customers;    1994       180,361         125,000             7,500         25,927
    Corporate Secretary            1993       171,769          83,000             6,300         26,603


 James F. Parker,                  1995      $167,560         $85,000             7,050
    Vice President -               1994       160,680          80,000             5,000         23,825
    General Counsel                1993       153,024          54,000             4,200         22,591

(1) Consists of amounts contributed by the Company pursuant to the Southwest Airlines Co. Profit Sharing Plan and 401(k) Plan in which all employees of the Company are eligible to participate. In addition to those amounts, "All Other Compensation" for Mr. Kelleher includes deferred compensation, bearing interest at an annual rate of 10%, in an amount equal to Company contributions which would otherwise have been made on behalf of Mr. Kelleher to the Profit Sharing Plan but which exceed the contributions permitted by Federal tax laws, totalling $36,019, $42,531, and $35,971 for 1995, 1994 and 1993,
         respectively.  See "Employment and Other Contracts."

                       OPTION GRANTS IN LAST FISCAL YEAR

            The following table provides information on option grants in 1995 to the named executive officers:





                                             INDIVIDUAL GRANTS
                         -------------------------------------------------------        POTENTIAL REALIZABLE VALUE
                          NUMBER OF     PERCENT OF                                      AT ASSUMED ANNUAL RATES OF
                         SECURITIES    TOTAL OPTIONS                                  STOCK PRICE APPRECIATION FOR
                         UNDERLYING     GRANTED TO       EXERCISE                           OPTION TERM (1)
                           OPTIONS     EMPLOYEES IN       PRICE       EXPIRATION       ---------------------------
          NAME           GRANTED (#)   FISCAL YEAR      ($/SHARE)        DATE             5%                10%
          ----           -----------   ------------     ---------     ----------       --------          --------
 Herbert D. Kelleher         -0-            ---            ---            ---            ---                ---

 Gary A. Barron (2)        10,500          0.07%         $18.8125       1/26/05        $124,226          $314,814

 John G. Denison (2)       10,500          0.07%         $18.8125       1/26/05         124,226           314,814
                              585            -           $16.8750       1/01/05           6,208            15,733

 Colleen C. Barrett(2)     10,500          0.07%         $18.8125       1/26/05         124,226           314,814

 James F. Parker (2)        7,000          0.04%         $18.8125       1/26/05          82,818           209,876
                               50            -           $16.8750       1/01/05             531             1,345


(1) These amounts represent assumed rates of appreciation in market value from the date of grant until the end of the option term, at the rates set by the Securities and Exchange Commission, and therefore are not intended to forecast possible future appreciation, if any, in Southwest's stock price. Southwest did not use an alternative formula for a grant date valuation, as it is not aware of any formula which will determine with reasonable accuracy a present value based on future unknown or volatile factors.

(2) Options to the named individuals were granted under the Company's 1991 Non-Qualified Stock Option Plan at fair market value on the date of the grant. Such options are exercisable as follows: One-third on the grant date, one-third on the first anniversary of the grant date, and one-third on the second anniversary of the grant date, subject to continued employment; except that options to purchase 585 shares granted to Mr. Denison and 50 shares granted to Mr. Parker vest immediately.

            At January 26, 2005, the expiration date of the $18.8125 options described above, the stock price for Southwest Common Stock would be $30.6436 or $48.7948 per share, assuming annual appreciation rates from January 26, 1995 at 5% or 10%, respectively. However, if the price of the Common Stock does not appreciate, the value of these options to the named executives, and the corresponding benefit to all shareholders of the Company, would be zero. All of the preceding appreciation calculations are compounded annually.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAREND OPTION VALUES

    The following table shows stock option exercises by the named executive officers during 1995. In addition, this table includes the number of shares covered by both exercisable and non-exercisable stock options as of December 31, 1995. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the yearend price of the Common Stock.





                                                                NUMBER OF SECURITIES
                                                               UNDERLYING UNEXERCISED          VALUE OF UNEXERCISED
                                                                      OPTIONS                     IN-THE-MONEY
                              SHARES                           AT FISCAL YEAREND (#)      OPTIONS AT FISCAL YEAREND ($)(2)
                           ACQUIRED ON  VALUE REALIZED     ----------------------------    ----------------------------
         NAME              EXERCISE (#)     ($) (1)        EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
        -----              ------------   ----------       -----------    -------------    -----------    -------------
 Herbert D. Kelleher          67,500       $1,391,172       1,424,543          75,050     $28,421,322       $1,268,464

 Gary A. Barron              - 0 -             N/A             39,940          63,500         433,336          946,183

 John G. Denison             - 0 -             N/A             40,255          63,500         414,395          946,183

 Colleen C. Barrett           10,000          167,291          36,540          63,500         375,607          946,183

 James F. Parker             - 0 -             N/A             38,016          53,584         481,738          821,805

(1) Aggregate market value of the shares covered by the option less the aggregate price paid by the executive.

(2) The closing price of the Common Stock on December 29, 1995, the last trading day of Southwest's fiscal year, was $23 per share.


EMPLOYMENT AND OTHER CONTRACTS

     The Company re-employed Herbert D. Kelleher, effective as of January 1, 1996, as President and Chief Executive Officer under a five-year Employment Contract. The contract provides for an annual base salary of $395,000, in the first four years, increasing to $450,000 in the year 2000. The Employment Contract also provides for additional benefits including: (i) a discretionary annual cash bonus, not exceeding $172,000 in the first four years and $196,000 in the year 2000; (ii) long-term disability insurance providing for disability payments of $6,000 per month to age 70; (iii) reimbursement for medical and dental expenses incurred by Mr. Kelleher and his spouse, and for such expenses for other members of his family to the extent Mr. Kelleher pays in excess of $10,000 per year in such expenses; and (iv) deferred compensation bearing interest at 10% in an amount equal to any Company contributions which would otherwise have been made on behalf of Mr. Kelleher to the Company Profit Sharing Plan but which exceed maximum annual additions under the Plan on his behalf under federal tax laws. The Employment Contract is terminable by Mr. Kelleher within 60 days after the occurrence of a change of control of the Company in which a third party acquires 20% or more of the Company's voting securities or a majority of the directors of the Company are replaced as a result of a tender offer or merger, sale of assets or contested election. In the event Mr. Kelleher so terminates his employment, the Employment Contract provides for a lump sum severance payment equal to Mr. Kelleher's unpaid base salary for the remaining term of his Employment Contract plus $750,000 subject to reduction to avoid any "excess parachute payment" for federal income tax purposes.

     The Board of Directors of the Company established in 1987 an Executive Service Recognition Plan to permit the Company to continue to attract and retain well qualified executive personnel and to assure both the Company of continuity of management and its executives of continued employment in the event of any actual or threatened change of control of the Company (defined substantially as described in the following paragraph). As contemplated by the Executive Service Recognition Plan, the Company has entered into employment agreements with each of its current executive officers named in the Summary Compensation Table and certain other executive personnel. The terms of these employment agreements would be invoked only in the event of a change of control. The executives must remain in the employment of the Company for one year after a change of control has occurred. If the executive's employment is terminated other than for cause (as defined), or if the executive terminates employment for good reason (as defined), during the one-year term of employment, then the executive would receive a severance payment equal to a full year's base salary and annual bonus plus a prorated annual bonus for the year of termination. In addition, the executive's welfare benefits would continue for the unexpired portion of his one-year term of employment.

     The Board of Directors of the Company established in 1988 a Change in Control Severance Pay Plan (the "Severance Pay Plan") to provide for severance payments to qualified employees whose employment with the Company terminates due to certain conditions created by a change in control of the Company (as defined in the plan). All employees of the Company are participants in the Severance Pay Plan except the President, any Vice President participating in the Executive Service Recognition Plan and all other employees, who are beneficiaries of an enforceable contract with the Company providing for severance payments in the event of a reduction in force or furlough (collective bargaining agreements). Generally, the Severance Pay Plan provides for severance payments, based upon the employee's salary and years of service with the Company, in the event the employee is terminated, other than for cause (as defined in the Plan), death, voluntary retirement or total and permanent disability, within one year of a "change in control". The employee would also remain eligible for a 12 month extension of coverage under each "welfare benefit" plan of the Company, including medical, dental, etc., as in effect immediately prior to any change in control. For purposes of the Severance Pay Plan, a "change in control" shall be deemed to have occurred if 20% or more of the combined voting power of the Company's outstanding voting securities ordinarily having the right to vote for directors shall have been acquired by a third person or a change in the makeup of the Board of Directors shall have occurred under certain circumstances described in the plan.


                               APPROVAL OF PLANS
                                    (ITEM 2)

GENERAL

     In order to assist the Company in attracting, motivating and retaining employees and non-employee directors who are critical to the Company's future growth and success, the Board of Directors has recently adopted, subject to shareholder approval at the Annual Meeting, the Company's 1996 Incentive Stock Option Plan and 1996 Non-Qualified Stock Option Plan (collectively, the "1996 Plans"). Each plan is designed to give the participants an opportunity, and incentive, to acquire Common Stock on a favorable basis. The closing sales price for the Company's Common Stock, as quoted by the New York Stock Exchange on February 29, 1996, was $30.75 per share.

     In 1991, the Company adopted its 1991 Incentive Stock Option Plan and 1991 Non-Qualified Stock Option Plan. Options for a total of 8,703,428 shares have been granted to date under the 1991 Incentive Stock Option Plan to over 450 employees, reaching from executive officer level to some manager level employees. Individual grants for 1995 ranged from 29,900 shares for the highest level employee to 9,100 shares at manager level. In 1995, a total of 983,214 options were granted, none of which were to executive officers. The purpose of the 1996 Incentive Stock Option Plan is to replace the 1991 Plan, as the remaining 1,129,142 shares available under the 1991 Plan will be exhausted by January 1997 at recent rates of option grants.

     The Company adopted the 1991 Non-Qualified Stock Option Plan in order to grant stock options to non-employee directors and to grant options to employees in excess of limits imposed by federal tax regulations on option grants under the 1991 Incentive Stock Option Plan. Options for a total of 307,122 shares have been granted to date under the 1991 Non-Qualified Stock Option Plan to a total of nine executive officers and 20 other members of senior management, and options on an additional 290,000 shares have been granted under this plan to non-employee directors. In 1995, options on a total of 93,315 shares were granted under the 1991 Non-Qualified Stock Option Plan, of which 60,729 were to executive officers and none were to directors. The purpose of the 1996 Non-Qualified Stock Option Plan is to replace the 1991 plan, as the remaining 129,269 shares available under the 1991 plan will be exhausted by January 1997 at recent rates of grant.

     No options have yet been granted under the 1996 Plans and it is not anticipated that any will be granted until the latter part of 1996. Both 1996 Plans will be administered so as to comply with Rule 16b-3 under the Securities Exchange Act of 1934.

     A more complete description of each 1996 Plan follows:

                  APPROVAL OF 1996 INCENTIVE STOCK OPTION PLAN
                    AND 1996 NON-QUALIFIED STOCK OPTION PLAN

     On March 21, 1996, the Company's Board of Directors adopted the Company's 1996 Incentive Stock Option Plan ("1996 Incentive Plan") and 1996 Non-Qualified Stock Option Plan ("1996 Non-Qualified Plan"), which are subject to approval by the shareholders at the Annual Meeting. All options under both 1996 Plans are to be granted at the fair market value of the stock on the date the option is granted, except that under the 1996 Incentive Plan, holders of more than 10% of the Common Stock will be required to pay a purchase price equal to 110% of the fair market value of such stock on the date of the grant. At the current time no person owns more than 10% of the Common Stock. Payment due the Company upon the exercise of an option may be made in cash or in shares of the Common Stock, or a combination thereof. If the payment is made using the Common Stock, it is valued at the fair market value on the date of exercise. Both 1996 Plans will be administered by the Stock Option Committee of the Board of Directors.

     The following discussion summarizes the material differences between the two 1996 Plans.

THE 1996 INCENTIVE PLAN

     The Company has reserved 6,000,000 shares of its Common Stock for issuance under the 1996 Incentive Plan. Only key employees, as determined by the Stock Option Committee, are eligible for participation in the 1996 Incentive Plan.
No employee may receive options under the plan in excess of 50,000 shares during any year.

     Options are exercisable over the period set forth in each grant, with all options expiring on the tenth anniversary of the grant date, except that options granted to holders of more than 10% of the Common Stock will expire on the fifth anniversary of such date.

     The 1996 Incentive Plan has been designed to qualify as an Incentive Stock Option Plan under Section 422 of the Internal Revenue Code of 1986, as amended. Accordingly, taxable income will not be recognized by an optionee upon the grant or exercise of an option under the 1996 Incentive Plan, and the Company will not be allowed the corresponding tax deduction. Generally, any gain which is realized as a result of disposing of shares acquired upon the exercise of an incentive stock option will be taxed as a long-term capital gain if (i) the employee does not dispose of the stock within two years after the option is granted and (ii) the stock itself is held for at least one year. If all the requirements other than these holding period rules are met, the tax is deferred until disposition of the stock, but gain is treated as ordinary income in an amount equal to the lesser of (i) the fair market value of the stock on the date of exercise, minus the option price or (ii) the amount realized on disposition, minus the option price. The Company is allowed a corresponding deduction at that time. If an individual who has acquired a share of stock by the exercise of an incentive stock option makes a disposition of such share within the two-year period described above and such disposition is a sale or exchange with respect to which a loss is recognized by such individual, then the amount which is deductible by the Company will not exceed the excess, if any, of the amount realized on such sale or exchange over the adjusted basis of such share. Any additional gain will be taxed as a long-term capital gain if the stock is held for more than six months.

THE 1996 NON-QUALIFIED PLAN

     The Company has reserved 575,000 shares of its Common Stock for issuance under the 1996 Non-Qualified Plan. Key employees and non-employee directors ("Outside Directors") are eligible for participation in this plan. Since
Section 422 of the Internal Revenue Code of 1986, as amended, does not permit the granting of incentive stock options to non- employees, or the granting of options for stock in any calendar year to an employee for the purchase of stock having an aggregate fair market value in excess of $100,000, the Company elected to adopt this additional plan to enable it to grant options under those circumstances, as well as other circumstances as determined by the Stock Option Committee. Options granted to employees are exercisable over the period set forth in each grant, and expire on the tenth anniversary of the date of grant. Options will not be granted to any employee in excess of 50,000 shares during any year.

     Under the terms of the 1996 Non-Qualified Plan, to the extent shares are not available for issuance under the 1991 Non-Qualified Stock Option Plan, individuals who become Outside Directors for the first time in the future will receive options for 10,000 shares at the fair market value of the Common Stock on the date of their election to the Board, vesting over a period of five years beginning one year from the date of the grant. (Thus, none of the current non-employee directors of the Company is eligible to receive an option grant under the 1996 Non-Qualified Plan.) The remaining terms of those options are to be identical to those granted to employees under the 1996 Incentive Plan, except that in the event an Outside Director ceases to serve on the Board of Directors for any reason other than his or her death, any unexercised options expire 30 days after cessation of service. In the event of an Outside Director's death while serving as a director, or within 30 days after cessation of service, then the deceased director's executor or administrator may exercise any unexercised options for a period of six months before they will automatically terminate. The unexercised portion of any options granted to Outside Directors expire, in any event, on the tenth anniversary of the date of the grant.

     Generally, no tax is imposed on the optionee upon the grant of an option which does not qualify for incentive stock option treatment (a "non-qualified" stock option). Upon the exercise of a non-qualified stock option, the optionee will be treated as receiving ordinary income in the year of exercise in an amount equal to the excess of the fair market value of the shares at the time of exercise over the option exercise price. Upon a subsequent disposition of the shares, any difference between the fair market value of the shares at the time of exercise and the amount realized on the disposition will be eligible for treatment as long-term capital gain or loss, if the shares have been held for more than six months. The Company ordinarily will be entitled to a deduction equal to the amount of ordinary income realized by the optionee.
This deduction is allowed for the Company's taxable year which ends with or next following the optionee's taxable year for which such amount is included in the optionee's gross income.

     The complete texts of the 1996 Incentive Plan and the 1996 Non-Qualified Plan are set forth in Exhibits A and B to this Proxy Statement, respectively. The foregoing summary of the 1996 Plans is qualified in its entirety by reference to such Exhibits.

REQUIRED VOTE

     Provided a quorum is present, the affirmative vote of the holders of a majority of the shares represented or present and entitled to vote at the Annual Meeting will be required to approve the 1996 Incentive Plan and the 1996 Non- Qualified Plan. The Board of Directors recommends that the shareholders vote FOR this proposal.


                APPROVAL OF AN OFFICER'S STOCK OPTION AGREEMENTS
                                    (ITEM 3)

DESCRIPTION OF OPTION AGREEMENTS

     The Company has granted to Mr. Kelleher, in connection with his re-employment as of January 1, 1996 as President and Chief Executive Officer of the Company and subject to shareholder approval as described below, nonstatutory options (the "1996 Options") to purchase, subject to his continued employment for four years, 144,395 shares of Common Stock at a purchase price of $1 per share and 500,000 shares at a purchase price of $23.50 per share, representing the composite tape closing sales price of the Common Stock on the New York Stock Exchange on January 2, 1996. The 1996 Options are evidenced by two written Stock Option Plans and Agreements (the "Option Agreements"), one of which relates to the options exercisable at $1 per share and the other of which relates to the options exercisable at $23.50 per share. Except for the different option exercise prices, these two Option Agreements are basically identical.

     One-fifth of the 1996 Options are not subject to vesting and may be exercised at any time as to any of the underlying shares. Provided Mr. Kelleher remains in the continuous, full-time employ of the Company, the balance of the 1996 Options will become exercisable in cumulative increments of one-fifth of the underlying shares each January 1 beginning January 1, 1997; provided further, however, that in the event of a change of control of the Company as described under "Compensation of Executive Officers and Directors - Employment and Other Contracts" above, all of the 1996 Options will become immediately exercisable. Each of the 1996 Options will expire ten years after it becomes exercisable.

     The 1996 Options are not transferable by Mr. Kelleher other than by will or the laws of descent and distribution, and are exercisable during Mr. Kelleher's lifetime only by him. The maximum aggregate number of shares of Common Stock which may be issued pursuant to the 1996 Options is 644,395, subject to adjustment to prevent dilution or enlargement of rights. Such shares may consist of authorized but unissued shares of Common Stock or previously issued shares reacquired by the Company.

     The 1996 Options are not intended to constitute qualified or incentive stock options for federal income tax purposes. No federal income tax should be imposed on Mr. Kelleher as the result of the grant of any of the 1996 Options. Upon the exercise of a 1996 Option, Mr. Kelleher will be treated as receiving compensation taxable as ordinary income in the year of exercise, in an amount equal to the excess of the fair market value on the date of exercise of the shares of Common Stock purchased under the 1996 Option over the purchase price paid therefor. Upon a subsequent disposition of the shares, any difference between the fair market value of the shares on the date of exercise and the amount realized upon disposition will be eligible for treatment as long-term capital gain or loss, if the shares have been held for more than six months. The Company will be allowed a deduction for federal income tax purposes for compensation paid at the same time and in the same amount as ordinary income from compensation is recognized by Mr. Kelleher, subject to certain limits on deductibility imposed by Internal Revenue Service regulations under some circumstances. See the discussion of Mr. Kelleher's contract under "Board Compensation Committee Report on Executive Compensation", below.

     Each of the Option Agreements provides that the purchase price of shares subject thereto must be paid in full at the time of exercise in cash, by delivery to the Company of shares of Common Stock having a fair market value equal to the purchase price, or by a combination of cash and shares. If Mr. Kelleher elected to pay the purchase price of option shares by delivering shares he already owned having a fair market value equal to the purchase price, he would recognize neither gain nor loss on the exchange of the shares he already owned for a like number of option shares, and his basis in the number of option shares he received equal to the exchanged shares he already owned would be the same as his basis in such exchanged shares. In addition, Mr. Kelleher would be treated as receiving compensation taxable as ordinary income equal to the fair market value at the time of exercise of the shares received under the 1996 Options in excess of the number of the exchanged shares.

     The Option Agreements permit Mr. Kelleher to elect to pay withholding taxes in connection with the exercise of an option granted thereunder by delivering to the Company previously owned shares of Common Stock or by having shares of Common Stock otherwise issuable to Mr. Kelleher thereunder withheld by the Company, in each case valued at fair market value on the date of delivery or withholding of the shares.

     Shareholder approval of the Option Agreements is not required under Texas law or for federal income tax purposes, but it is a prerequisite to the listing of the shares covered thereby on the New York Stock Exchange. The Board of Directors also seeks approval of the Option Agreements by the shareholders of the Company in order to extend to Mr. Kelleher the benefits of Rule 16b-3, promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934.

VOTE REQUIRED; EFFECT OF A NEGATIVE VOTE

     Approval of the Option Agreements requires the affirmative vote of a majority of the shares of Common Stock voting in person or represented by proxy at the Annual Meeting, provided a quorum is present. Mr. Kelleher's current Employment Contract provides that, failing shareholder approval of the Option Agreements at this Annual Meeting, the grant of the 1996 Options will be voided, and thereupon the Company and Mr. Kelleher will negotiate alternative compensation of equivalent value to him. Your Board recommends that you vote FOR approval of the Option Agreements.


         BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Salary Administration Program for Southwest's noncontract people will be administered in a manner that promotes the attainment by Southwest of reasonable profits on a consistent basis in order to preserve job protection and security for such noncontract people; that promotes and rewards productivity and dedication to the success of Southwest as the collective embodiment of all of its people; that accomplishes internal equity among its people; and that responds pragmatically to the actual influence of external market forces.

                                        Southwest Airlines Co.
                                        Salary Administration Manual
                                        January 1991

     The above principles are applied to all Southwest noncontract employees, including executive officers. The compensation of Southwest's executive officers is reviewed by the Compensation Committee of the Board of Directors on an annual basis. The Committee considers the total compensation (both salary and incentives), as well as the recommendation of the Company's President, in establishing each element of compensation.

     At current cash compensation levels, the Committee does not expect Internal Revenue Service regulations regarding maximum deductibility of executive compensation to have any application to the

Company, except with respect to Mr. Kelleher's 1996 Employment Contract, addressed below. The Company's 1996 Plans have been designed to exclude compensation thereunder from IRS limits.

     The principal elements of compensation for Southwest's executive officers are the following:

     Base salary. As a general rule, base salary for the executive officers of Southwest falls below the salaries for comparable positions in comparably sized companies. The Committee bases this determination on comparative compensation studies for similarly situated businesses; its impression of the prevailing business climate; and the advice of the Company's President.

     Annual salary increases, if any, for executive officers as a group are not more, on a percentage basis, than those received by other noncontract employees.

     Annual incentive bonus. Only officers of the Company are eligible for annual incentive bonuses. The amount of each bonus is determined by the Compensation Committee at the end of each year, including Mr. Kelleher's discretionary bonus under his Employment Contract.

     In fixing the salary and bonus amounts for 1995, the Committee considered the performance of each individual, his or her level of responsibility within the Company, the Company's profitability, the longevity in office of each officer, and each officer's performance as a team member. However, no mathematical weighing formulae were applied with respect to any of these factors. In evaluating an individual's performance, the Committee relied on the recommendation of the President, whose recommendation is based on his own perception of such officer's performance.

     The Company does not utilize defined performance targets in establishing compensation, nor does it employ minimum, targeted or maximum amounts of bonuses or total compensation levels for the executive officers and the final determination of compensation is subjective.

     Stock Options. In an effort to bridge the perceived gap between the lower level of cash compensation for Company officers as compared to their peers and to provide a long-term incentive for future performance that aligns officers' interests with shareholders in general, the Company adopted its 1991 Incentive Stock Option Plan and 1991 Non-Qualified Stock Option Plan, and proposes the adoption of its 1996 Plans. See "Approval of Plans." The number of options initially granted to an individual, as compared to other Southwest employees, is dependent on the length of service with the Company and individual levels of performance and responsibility. Subsequent grants, including those made in 1995, have been based on levels of individual performance. With respect to all options granted, the precise number of shares is determined on a subjective basis. All grants under the Stock Option Plans are at current market value and vest over a number of years, dependent on continued employment. Each grant is made based upon the individual's compensation package for that year, without reference to previous grants. There is no limit on the number of options that may be granted to any one individual under the 1991 Plans. Each of the 1996 Plans limits the number of options that may be granted to any one individual in any calendar year to 50,000 shares.

     Although it is not contractually obligated to do so, it has been the practice of the Committee to grant additional options to employees (including the named executive officers), other than Mr. Kelleher, who exercise options and hold the acquired stock. Such grants have been made on January 1 of each year in an amount equal to five percent of the number of shares held by the employee on the previous December 31 as a result of option exercises. On January 1, 1996, the total such options granted was 6,685, of which 635 were to named executive officers.

     Kelleher 1996 Employment Contract. Effective as of January 1, 1996, Southwest entered into a new five-year employment agreement with its President and Chief Executive Officer, Herbert D. Kelleher. See "Compensation of Executive Officers - Employment and Other Contracts" and "Approval of an Officer's Stock Option Agreements." Pursuant to his 1996 Employment Contract, Mr. Kelleher is to receive a base salary of $395,000 for the first four years, increasing to $450,000 in year five, with maximum annual bonuses capped at $172,000 for the first four years and $196,000 in year five. In addition, subject to shareholder approval at the 1996 Annual Meeting, Mr. Kelleher was granted fair market value options to purchase 500,000 shares of Southwest Common Stock and $1.00 options to purchase 144,395 shares of Southwest Common Stock, with 20% of each grant vested immediately and the balance vesting ratably over the next four years.

     Mr. Kelleher's cash compensation for the first four years under the 1996 Employment Contract is unchanged from his 1992 Employment Contract. This is pursuant to a voluntary commitment made by Mr. Kelleher to the Southwest Airlines Pilots' Association (SWAPA) at the time members of SWAPA agreed to a five year base pay freeze, receiving in lieu thereof, options to purchase Southwest Common Stock, all pursuant to a collective bargaining agreement entered into as of 1994. The Committee relied on a study performed by an independent consultant in determining that Mr. Kelleher's cash compensation for the five-year period covered by his 1996 Employment Contract was significantly below the midpoint for comparable positions. The options granted to Mr. Kelleher, in accordance with past practice, were designed to make up the difference between his cash compensation and that received by others in comparable positions, dependent on successful performance by the Company as reflected in the price of its stock.

     The number of options granted to Mr. Kelleher was based on the Committee's review of compensation for similarly situated individuals in the transportation industry, and the Committee's perception of his past and expected future contributions to Southwest's performance over the five-year term of the new contract. At Mr. Kelleher's recommendation, the number of options granted to Mr. Kelleher was significantly below the number recommended by the consultant as necessary to make Mr. Kelleher's contract competitive. The Committee did not consider the amount and value of other options held by Mr. Kelleher, as those options were granted in connection with employment agreements going back 15 years, and were part of earlier compensation packages. The Company has no target ownership levels for Company equity holdings by executives. Although as a result of the $1 stock options, some portion of Mr. Kelleher's compensation may not be deductible pursuant to current Internal Revenue Service regulations, the Committee believed that it is in the best interests of all shareholders to structure Mr. Kelleher's compensation in a manner consistent with past practices, in a way designed to ensure his continuing service to Southwest Airlines Co.

     Executive officers, including the President, participate in the Southwest Airlines Profit Sharing Plan and 401(k) Plan, which are available to all Southwest employees on the same basis. See "Compensation of Executive Officers
- Summary Compensation Table." Southwest makes little use of perquisites for executive officers.

                                        COMPENSATION COMMITTEE

                                        Samuel E. Barshop, Chair
                                        Gene H. Bishop
                                        William P. Hobby, Jr.
                                        Walter M. Mischer, Sr.

                               PERFORMANCE GRAPH

     The following table compares total shareholder returns for the Company over the last five years to the Standard & Poor's 500 Stock Index and the Standard & Poor's Transportation Index assuming a $100 investment made on December 31, 1990. Each of the three measures of cumulative total return assumes reinvestment of dividends. The stock performance shown on the graph below is not necessarily indicative of future price performance.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                  AMONG SOUTHWEST AIRLINES CO., S&P 500 INDEX
                          AND S&P TRANSPORTATION INDEX





                            1990         1991           1992          1993         1994        1995
                           -------      ------         ------        ------       ------      ------
   Southwest               100.00       195.74         339.23        645.53       289.73      398.58
   Airlines

   S&P 500                 100.00       130.47         140.41        154.56       156.60      215.45

   S&P                     100.00       148.79         161.68        195.46       161.35      224.83
   Transportation

                   AMENDMENT TO ARTICLES OF INCORPORATION TO
                   INCREASE AUTHORIZED SHARES OF COMMON STOCK
                                    (ITEM 4)

     Recently, the Board of Directors of the Company has approved, and is recommending to the shareholders for approval at the Annual Meeting, an amendment to Article Four of the Articles of Incorporation to increase the number of authorized shares of Common Stock from 500,000,000 to 680,000,000. The Company presently has authorized 500,000,000 shares of Common Stock, $1.00 par value. As of March 20, 1996, 144,547,692 shares were issued and outstanding, and the Company had approximately 72,000,000 additional shares reserved for issuance pursuant to employee stock benefit plans and an additional 144,000,000 shares reserved for issuance upon exercise of rights outstanding under the Common Share Purchase Rights Plan established in July 1986. Except as indicated with respect to currently reserved shares of Common Stock, the Company has no present intention, plan, understanding or agreement to issue additional shares of Common Stock. The Board of Directors, however, believes that the proposed increase in authorized shares of Common Stock, at the same par value, is desirable at this time to enhance the Company's flexibility in connection with other possible future actions such as stock dividends or splits or funding employee benefit plans.

     Holders of Common Stock have no pre-emptive or other rights to subscribe for additional shares. Depending upon the purpose for which any additional shares are issued, shareholder approval might not be necessary. Further issuance of additional shares of Common Stock might dilute, under certain circumstances, either shareholders' equity or voting rights.

REQUIRED VOTE

     The affirmative vote by the holders of at least two-thirds of the outstanding shares of Common Stock of the Company is required for approval of the proposed amendment. The Board of Directors recommends a vote FOR the proposed amendment.


                              SHAREHOLDER PROPOSAL
                                    (ITEM 5)

     Michael Schaefer, P.O. Box 14398, Las Vegas, Nevada 89114, owner of 500 shares of Common Stock, has given notice that he intends to present for action at the Annual Meeting the following resolution:

     "RESOLVED: That the shareholders of Southwest Airlines Company (the "Company" or "Southwest Airlines") assembled in annual meeting in person and by proxy request the Board of Directors take such action as is necessary to assure to all shareholders the availability of airfare from the Company-served city closest to their home, to the situs of the annual shareholders meeting, at the lowest-cost rate available to the public without advance reservation, on a space available basis. Currently this is the seniors fare for travellers age 65 or older. Travel within 2 days of meeting."

     The following statement was submitted in support of such resolution:

     "Our annual meeting is popular. Because of our charismatic President, or fact that we are in a fun business owned and operated by enthusiastic people. General Motors had but 50 shareholders at their Wilmington, Delaware meeting, we enjoyed some 500 at our Dallas 1995 meeting.

     "Shareholders come to their annual meeting 'on company business'.   It may
be too costly to provide gratis travel, but lowest-public-fare would encourage attendance, lessen the burden of being a good corporate citizen, and would result in more of a cross-section of investors in attendance, instead of mostly 65+ investors, and company employees attending in 1995.

     "The seniors fare is almost 20% less than 21-day advance, for many cities, and non-retired shareholders often cannot plan 21 days in advance to travel out-of-town. The company would make money out of such travel, on a space available basis, and requirement that investors of such travel, on a space available basis, and requirement that investors produce photocopy of their proxy from the Company or their broker would minimize abuse. Let's win this for the stockholders! Please vote yes."

BOARD OF DIRECTORS POSITION

     YOUR DIRECTORS RECOMMEND A VOTE AGAINST THE ADOPTION OF THIS PROPOSAL, FOR THE FOLLOWING REASONS:

     Southwest has always welcomed its shareholders to its annual meeting, held in its "hometown". However, this plan is impractical. A significant majority of shares of Southwest stock is held in "street name" and the Company would be unable to verify beneficial ownership for purpose of implementing this proposal. Further, the subject proposal reflects a personal interest of the proponent and is not in the best interests of all shareholders. While it is impossible to ascertain the numbers of persons who would benefit from such a policy, clearly the policy would interfere with the Company's ability to manage its inventory - available seats - on a business-like basis. The Company must be free to manage revenue in a manner designed to maximize profits for all of its shareholders, unconstrained by the special interests of a few.

     THEREFORE, THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS SHAREHOLDER PROPOSAL. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY A DIFFERENT CHOICE.

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

     The firm of Ernst & Young LLP, independent auditors, has been selected by the Board of Directors to serve as the Company's auditors for the fiscal year ending December 31, 1996. Ernst & Young LLP has served as the Company's auditors since the inception of the Company. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting in order to make a statement if he so desires and to respond to appropriate questions.

                                 OTHER MATTERS

NOTICE REQUIREMENTS

     To permit the Company and its shareholders to deal with shareholder proposals in an informed and orderly manner, the Bylaws establish an advance notice procedure with regard to the nomination (other than by or at the direction of the Board of Directors) of candidates for election to the Board of Directors and with regard to certain matters to be brought before an Annual Meeting of Shareholders. In general, written notice must be received by the Secretary of the Company not less than 20 days nor more than 60 days prior to the meeting and must contain certain specified information concerning the person to be nominated or the matters to be brought before the meeting as well as the shareholder submitting the proposal. A copy of the applicable Bylaw provisions may be obtained, without charge, upon written request to the Secretary of the Company at the address set forth on page 1 of this Proxy Statement.

     In addition, any shareholder who wishes to submit a proposal for inclusion in the proxy material and presentation at the 1997 Annual Meeting of Shareholders must forward such proposal to the Secretary of the Company, at the address indicated on page 1 of this Proxy Statement, so that the Secretary receives it no later than December 1, 1996.

COMPLIANCE WITH Section 16(A) OF THE SECURITIES EXCHANGE ACT

     On April 27, 1994, The Morris Family Trust (the "Morris Trust") made gifts of Southwest Common Stock aggregating 54,655 shares to unrelated individuals. June Morris, a director of the Company since January, 1994, is a Co-Trustee of the Morris Trust and is therefore classified as the beneficial owner of Common Stock owned of record by the Morris Trust. Due to an oversight at the time, during which Mrs. Morris was battling a very serious illness, these gifts were not timely reported to the Securities and Exchange Commission as required by
Section 16(a) under the Securities Exchange Act of 1934. A total of five gifts were reported late.

DISCRETIONARY AUTHORITY

     In the event a quorum is present at the meeting but sufficient votes to approve any of the items proposed by the Board of Directors have not been received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient proxies have been received and it is otherwise appropriate. Any adjournment will require the affirmative vote of the holders of a majority of those shares of Common Stock represented at the meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they have been authorized to vote on any other business properly before the meeting in favor of such an adjournment.

     The Board of Directors does not know of any other matters which are to be presented for action at the meeting. However, if other matters properly come before the meeting, it is intended that the enclosed proxy will be voted in accordance with the judgment of the persons voting the proxy.


                                             By Order of the Board of Directors,

                                                             Herbert D. Kelleher
                                           Chairman of the Board,  President and
                                                         Chief Executive Officer
April 6, 1996

                                                                       EXHIBIT A

                             SOUTHWEST AIRLINES CO.

                        1996 INCENTIVE STOCK OPTION PLAN


         SOUTHWEST AIRLINES CO., a Texas corporation (the "Company"), hereby formulates and adopts the following 1996 Incentive Stock Option Plan (the "Plan") for employees of the Company and its subsidiaries.

         1. Purpose. The purpose of this Plan is to secure for the Company the benefits of the additional incentive inherent in the ownership of its Common Stock by selected key employees of the Company and its subsidiaries who are important to the success and the growth of the Company and its subsidiaries, and to help the Company and its subsidiaries secure and retain the services of such key employees. The Plan shall be administered so as to qualify the options as "incentive stock options" under Section 422A of the Internal Revenue Code.

         2. Stock Option Committee. Subject to the provisions of paragraph 4, this Plan shall be administered by a Stock Option Committee (the "Committee") of the Board of Directors (the "Board") of the Company, to be appointed by at least a majority of the whole Board of Directors. All members of the Committee shall be "disinterested" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as such Rule is in effect on the date of adoption of this Plan by the Board. The Committee shall select one of its members as Chairman and shall adopt such rules and regulations as it shall deem appropriate concerning the holding of its meetings and the transaction of its business. A majority of the whole Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee. Any member of the Committee may be removed at any time either with or without cause by resolution adopted by the Board of Directors of the Company; and any vacancy on the Committee may at any time be filled by resolution adopted by the Board of Directors.

         3. Grant of Options. The Committee shall have the authority and responsibility, within the limitations of this Plan, to determine the key employees to whom options are to be granted, the number of shares that may be purchased under each option and the option price.

         In determining the key employees to whom options shall be granted and the number of shares to be covered by each such option, the Committee shall take into consideration the employee's present and potential contribution to the success of the Company and its subsidiaries and such other factors as the Committee may deem proper and relevant. During any calendar year period during the term of this Plan, options will not be granted to any individual in excess of 50,000 shares, as adjusted from time to time pursuant to paragraph 13.

         Options may not be granted under this Plan if shares are reasonably available for granting under the 1991 Incentive Stock Option Plan.

         4. Employees Eligible. Options may be granted under this Plan to any key employee or prospective key employee (conditioned and effective upon his becoming an employee) of the Company or its subsidiaries. Employees who are also officers or directors of the Company or its subsidiaries shall not by reason of such offices be ineligible to receive options under this Plan; provided, however, that no director who is not also an employee of the Company or any of its subsidiaries shall be eligible to receive options.

         An Employee receiving any option under this Plan is hereinafter referred to as an "Optionee." Any reference herein to the employment of an Optionee with the Company shall include his employment with the Company or any of its subsidiaries.

         5. Stock Subject to Options. Subject to the provisions of paragraph 13, the number of shares of the Company's Common Stock subject at any one time to options, plus the number of such shares then outstanding pursuant to exercises of options granted under this Plan, shall not exceed 6,000,000. If, and to the extent the options granted under this Plan terminate or expire without having been exercised, new options may be granted with respect to the shares covered by such terminated or expired options; provided that the granting and terms of such new options shall in all respects comply with the provisions of this Plan.

         Shares sold or distributed upon the exercise of any option granted under this Plan may be shares of the Company's authorized and unissued Common Stock, shares of the Company's issued Common Stock held in the Company's treasury, or both.

         There shall be reserved at all times for sale or distribution under this Plan a number of shares of Common Stock (either authorized and unissued shares or shares held in the Company's treasury, or both) equal to the maximum number of shares which may be purchased or distributed upon the exercise of options granted or that may be granted under this Plan.

         6. Option Price. The option price of each share of Common Stock purchasable under any option granted under this Plan shall be not less than the fair market value thereof at the time the option is granted and shall be set forth in the option agreement; provided, however, that the option price for any share of Common Stock purchasable under an option granted to an individual owning, at the time the option is granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its subsidiary corporations, shall be one hundred ten percent (110%) of the fair market value thereof at the time the option is granted.

         The fair market value of the Common Stock on any day shall be the mean between the highest and lowest quoted selling prices of the Common Stock on such day as reported by the primary national stock exchange on which such stock is listed. If no sale shall have been made on that day, or if the Common Stock is not listed on a national exchange at that time, fair market value will be determined by the Committee.

         7. Expiration and Termination of the Plan. Options may be granted under this Plan at any time and from time to time, prior to ten years from the date of adoption of this Plan, on which date this Plan will expire, except as to options then outstanding under this Plan. Such options shall remain in effect until they have been exercised or have expired. This Plan may be terminated or modified at any time prior to December 31, 2005, by the Board of Directors except to the extent prohibited by Section 422 of the Internal Revenue Code.

         No modification, extension, renewal or other change in any option granted under this Plan shall be made after the grant of such option unless the same is consistent with the provisions of this Plan.

         8. Exercisability and Duration of Options. Options granted under this Plan shall become exercisable after the lapse of such period or periods of time or the occurrence of such event or events as the Committee, in its discretion, may provide upon the granting thereof.

         The unexercised portion of any option granted under this Plan shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

         (a) The expiration of 10 years from the date on which such option was granted; provided, however, that in the case of an Optionee owning, at the time such option was granted, more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries, such expiration shall be as of 5 years from the date on which such option was granted;

         (b) The expiration of three months from the date of termination of the Optionee's employment with the Company or any subsidiary; provided that if the Optionee shall die during such 3-month period the provisions of subparagraph (c) below shall apply;

         (c) The expiration of 6 months following the issuance of letters testamentary or letters of administration to the executor or administrator of a deceased Optionee, if the Optionee's death occurs either during his employment with the Company or during the 3-month period following the date of termination of such employment, but not later than 1 year after the Optionee's death;

         (d) The termination of the Optionee's employment with the Company for cause, including breach by the Optionee of an employment agreement with the Company or any of its subsidiaries or the Optionee's commission of a felony or misdemeanor (whether or not prosecuted) against the Company or any of its subsidiaries;

         (e) The expiration of such period of time or the occurrence of such event as the Committee in its discretion may provide upon the granting thereof.

         9.      Exercise of Options.

         (a) Procedure. The options granted hereunder shall be exercised by the Optionee (or by the person who acquires such options by will or the laws of descent and distribution or otherwise by reason of the death of the Optionee) as to all or part of the shares covered by the option, by giving written notice (the "Notice") of the exercise thereof to the Company. From time to time the Committee may establish procedures relating and effecting such exercises. No fractional shares shall be issued as a result of exercising an option.

         (b) Payment. In the Notice, the Optionee shall elect whether he or she is to pay for his or her shares in cash or in Common Stock of the Company, or both. If payment is to be made in cash, the Optionee shall deliver to the Company a cashier's check or electronic funds transfer in the amount of the exercise price on or before the exercise date. If payment is to be made in Common Stock, it shall be valued at its fair market value on the date of such notice, as determined pursuant to paragraph 6 hereof, and the Notice shall be accompanied by a certificate for at least the number of shares of Common Stock to be used as payment.

         (c)     Irrevocable Election.   The giving of such written notice to
the Company shall constitute an irrevocable election to purchase the number of shares specified in the Notice on the date specified in the Notice.

         (d) Delivery of Shares. The Company shall cause certificates for shares to be delivered to the Optionee (or the person exercising the Optionee's options in the event of death) as soon as practicable after the exercise date.

         10. Nontransferability of Options. No option granted under this Plan or any right evidenced thereby shall be transferable by the Optionee other than by will or the laws of descent and distribution. During the lifetime of an Optionee, only the Optionee (or his or her guardian or legal representative) may exercise his or her options.

         In the event of the Optionee's death during his employment with the Company, or during the 3-month period following the date of termination of such employment, his options shall thereafter be exercisable, as provided in paragraph 8(c), by the person who acquires such options by will or the laws of descent and distribution or otherwise by reason of the death of the Optionee.

         11. Rights of Optionee. Neither the Optionee nor his or her executors, administrators, or legal representatives shall have any of the rights of a shareholder of the Company with respect to the shares subject to an option granted under this Plan until certificates for such shares shall have been issued upon the exercise of such option.

         12. Right to Terminate Employment. Nothing in this Plan or in any option granted under this Plan shall confer upon any Optionee the right to continue in the employment of the Company or affect the right of the Company or any of its subsidiaries to terminate the Optionee's employment at any time, subject, however, to the provisions of any agreement of employment between the Company or any of its subsidiaries and the Optionee.

         13.  Adjustment Upon Changes in Capitalization, Etc.

         (a) The existence of the Plan and the options granted hereunder shall not affect in any way the right or power of the Board or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

         (b) The shares with respect to which options may be granted are shares of Common Stock as presently constituted, but if, and whenever, prior to the expiration of any option theretofore granted, the Company shall effect a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend on Common Stock without receipt of consideration by the Company, the number of shares of Common Stock with respect to which such option may thereafter be exercised (i) in the event of an increase in the number of outstanding shares shall be proportionately increased, and the purchase price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the purchase price per share shall be proportionately increased. In the event of any such change in the outstanding Common Stock, the aggregate number of shares available under the Plan may be appropriately adjusted by the Committee whose determination shall be conclusive.

         (c) If the Company recapitalizes or otherwise changes its capital structure, thereafter upon any exercise of an option theretofore granted the Optionee shall be entitled to purchase under such option, in lieu of the number of shares of Common Stock as to which such option shall then be exercisable, the number and class of shares of stock and securities to which the Optionee would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the Optionee had been the holder of record of the number of shares of Common Stock as to which such option is then exercisable. If the Company shall not be the surviving entity in any merger or consolidation (or survives only as a subsidiary of an entity other than a previously wholly- owned subsidiary of the Company) or if the Company is to be dissolved or liquidated, then unless a surviving corporation assumes or substitutes new options for Options then outstanding hereunder, (i) the time at which such Options may be exercised shall be accelerated and such Options shall become exercisable in full on or before a date fixed by the Company prior to the effective date of such merger or consolidation or such dissolution or liquidation, and (ii) upon such effective date Options shall expire.

         (d) Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class for property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to options theretofore granted or the purchase price per share.

         14. Purchase for Investment and Legality. The Optionee, by acceptance of any option granted under this Plan, shall represent and warrant to the Company that the purchase or receipt of shares of Common Stock upon the exercise thereof shall be for investment and not with a view to distribution, provided that such representation and warranty shall be inoperative if, in the opinion of counsel to the Company, a proposed sale or distribution of such shares is pursuant to an applicable effective registration statement under the Securities Act of 1933 or is, without such representation and warranty, exempt from registration under such Act.

         The obligation of the Company to issue shares upon the exercise of an option shall also be subject as conditions precedent to compliance with applicable provisions of the Securities Act of 1933, the Securities Exchange Act of 1934, state securities laws, rules and regulations under any of the foregoing and applicable requirements of any securities exchange upon which the Company's securities shall be listed.

         The Company may endorse an appropriate legend referring to the foregoing restrictions upon the certificate or certificates representing any shares issued or transferred to the Optionee upon the exercise of any option granted under this Plan.

         15. Limitation on Amount of Options. In no event shall the aggregate fair market value (determined as of the time an option is granted) of the stock for which options are exercisable for the first time by any Optionee during any calendar year, under all incentive stock option plans of the Company and its subsidiaries, exceed $100,000. As used in this Section, the term "incentive stock option plan" shall mean any plan qualifying as such under Internal Revenue Code Section 422.

         16. Effective Date of Plan. This Plan shall become effective upon its adoption by the Board of Directors of the Company, subject, however, to its approval by the Company's shareholders after the date of such adoption.

                                                                       EXHIBIT B
                             SOUTHWEST AIRLINES CO.

                      1996 NON-QUALIFIED STOCK OPTION PLAN


         SOUTHWEST AIRLINES CO., a Texas corporation (the "Company"), hereby formulates and adopts the following 1996 Non-Qualified Stock Option Plan (the "Plan") for employees and directors of the Company and its subsidiaries.

         1. Purpose. The purpose of this Plan is to secure for the Company the benefits of the additional incentive inherent in the ownership of its Common Stock by selected key employees and directors of the Company and its subsidiaries who are important to the success and the growth of the Company and its subsidiaries, and to help the Company and its subsidiaries secure and retain the services of such key employees and directors.

         2. Stock Option Committee. Subject to the provisions of paragraph 4, this Plan shall be administered by a Stock Option Committee (the "Committee") of the Board of Directors (the "Board") of the Company, to be appointed by at least a majority of the whole Board of Directors. All members of the Committee shall be "disinterested" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as such Rule is in effect on the date of adoption of this Plan by the Board. The Committee shall select one of its members as Chairman and shall adopt such rules and regulations as it shall deem appropriate concerning the holding of its meetings and the transaction of its business. A majority of the whole Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee. Any member of the Committee may be removed at any time either with or without cause by resolution adopted by the Board of Directors of the Company; and any vacancy on the Committee may at any time be filled by resolution adopted by the Board of Directors.

         3. Grant of Options. The Committee shall have the authority and responsibility, within the limitations of this Plan, to determine the key employees to whom options are to be granted, the number of shares that may be purchased under each option and the option price.

         In determining the key employees to whom options shall be granted and the number of shares to be covered by each such option, the Committee shall take into consideration the employee's present and potential contribution to the success of the Company and its subsidiaries and such other factors as the Committee may deem proper and relevant. During any calendar year period during the term of this Plan, options will not be granted to any individual in excess of 50,000 shares, as adjusted from time to time pursuant to paragraph 13.

         Options may not be granted under this Plan if shares are available for granting under the 1991 Non-Qualified Stock Option Plan.

         4.      Persons Eligible.

         (a) Options may be granted under this Plan to any key employee or prospective key employee (conditioned and effective upon his becoming an employee) of the Company or its subsidiaries. Employees who are also officers or directors of the Company or its subsidiaries shall not by reason of such offices be ineligible to receive options under this Plan.

         (b) Each individual who is not an employee of the Company or its subsidiaries, who becomes a director of the Company ("Outside Director") after adoption of this Plan and who has not previously been granted options under this, or any other stock option plan of the Company, shall, on the date of his or her election to the Board of Directors of the Company, be granted an option to purchase 10,000 shares of the Common Stock at a price equal to 100% of the fair market value of the Common Stock on such date. No Outside Director to whom an option has been granted shall be eligible to receive additional options under this Plan.

         An employee or director receiving any option under this Plan is hereinafter referred to as an "Optionee." Any reference herein to the employment of an Optionee with the Company shall include employment with the Company or any of its subsidiaries. The fair market value of the Common Stock on any day shall be the mean between the highest and lowest quoted selling prices of the Common Stock on such day as reported by the primary national stock exchange on which such stock is listed. If no sale shall have been made on that day, or if the Common Stock is not listed on a national exchange at that time, fair market value will be determined by the Committee.

         5. Stock Subject to Options. Subject to the provisions of paragraph 13, the number of shares of the Company's Common Stock subject at any one time to options, plus the number of such shares then outstanding pursuant to exercises of options granted under this Plan, shall not exceed 575,000. If, and to the extent the options granted under this Plan terminate or expire without having been exercised, new options may be granted with respect to the shares covered by such terminated or expired options; provided that the granting and terms of such new options shall in all respects comply with the provisions of this Plan.

         Shares sold or distributed upon the exercise of any option granted under this Plan may be shares of the Company's authorized and unissued Common Stock, shares of the Company's issued Common Stock held in the Company's treasury, or both.

         There shall be reserved at all times for sale or distribution under this Plan a number of shares of Common Stock (either authorized and unissued shares or shares held in the Company's treasury, or both) equal to the maximum number of shares which may be purchased or distributed upon the exercise of options granted or that may be granted under this Plan.

         6. Option Price. The option price of each share of Common Stock purchasable under any option granted under this Plan shall be not less than the fair market value thereof at the time the option is granted and shall be set forth in the option agreement.

         7. Expiration and Termination of the Plan. Options may be granted under this Plan at any time and from time to time, prior to December 31, 2005, on which date this Plan will expire, except as to options then outstanding under this Plan. Such options shall remain in effect until they have been exercised or have expired. This Plan may be terminated or modified at any time prior to December 31, 2005, by the Board of Directors except with respect to any options then outstanding under this Plan; provided that any (a) increase in the maximum number of shares subject to options, as specified in paragraph 5, (b) decrease in the minimum option price specified in paragraph 6 or (c) change in the number of and terms of options to be awarded to Outside Directors as specified in paragraphs 4(b), 8 and 13 shall be subject to approval by the Company's shareholders, unless made pursuant to the provisions of paragraph 13.

         No modification, extension, renewal or other change in any option granted under this Plan shall be made after the grant of such option unless the same is consistent with the provisions of this Plan.

         8.      Exercisability and Duration of Options.

         (a) Exercisability. Options granted under this Plan to employees shall become exercisable after the lapse of such period or periods of time or the occurrence of such event or events as the Committee, in its discretion, may provide upon the granting thereof. Any option granted under this Plan to an Outside Director shall become exercisable as follows (or after the lapse of such additional period or periods of time or the occurrence of such event or events as the Committee, in its discretion, may provide upon the granting thereof):


                 Time Elapsed since Grant          Options First Exercisable
                 ------------------------         ---------------------------
                          One Year                        1,000
                          Two Years                       1,500
                          Three Years                     2,000
                          Four Years                      2,500
                          Five Years                      3,000

         After the expiration of five years following the date on which such grant is made, such options may be exercised as to all of the shares covered thereby.

         (b) Duration. The unexercised portion of any option granted under this Plan shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

                 (1) The expiration of 10 years from the date on which such option was granted;

                 (2) The expiration of three months from the date of termination of the Optionee's employment with the Company or any subsidiary (or in the case of an Outside Director, three months from the date such Outside Director ceases to serve as a member of the Board of Directors for any reason other than death); provided that if the Optionee shall die during such 3-month period the provisions of subparagraph (3) below shall apply;

                 (3) The expiration of 6 months following the issuance of letters testamentary or letters of administration to the executor or administrator of a deceased Optionee, if the Optionee's death occurs either during his employment with the Company (or service as an Outside Director, as the case may be) or during the 3-month period following the date of termination of such employment (or service as an Outside Director, as the case may be), but not later than 1 year after the Optionee's death;

                 (4) In the case of employee Optionees, the termination of the Optionee's employment with the Company for cause, including breach by the Optionee of an employment agreement with the Company or any of its subsidiaries or the Optionee's commission of a felony or misdemeanor (whether or not prosecuted) against the Company or any of its subsidiaries;

                 (5) In the case of employee Optionees, the expiration of such period of time or the occurrence of such event as the Committee in its discretion may provide upon the granting thereof.

         9.      Exercise of Options.

         (a) Procedure. The options granted hereunder shall be exercised by the Optionee (or by the person who acquires such options by will or the laws of descent and distribution or otherwise by reason of the death of the Optionee) as to all or part of the shares covered by the option, by giving written notice (the "Notice") of the exercise thereof to the Company. From time to time the Committee may establish procedures relating and effecting such exercises. No fractional shares shall be issued as a result of exercising an option.

         (b) Payment. In the Notice, the Optionee shall elect whether he or she is to pay for his or her shares in cash or in Common Stock of the Company, or both. If payment is to be made in cash, the Optionee shall deliver to the Company a cashier's check or electronic funds transfer in the amount of the exercise price on or before the exercise date. If payment is to be made in Common Stock, it shall be valued at its fair market value on the date of such notice, as determined pursuant to paragraph 6 hereof and the Notice shall be accompanied by a certificate for at least the number of shares of Common Stock to be used as payment.

         (c) Irrevocable Election. The giving of such written notice to the Company shall constitute an irrevocable election to purchase the number of shares specified in the Notice on the date specified in the Notice.

         (d) Withholding Taxes. To the extent that the exercise of any Option granted pursuant to this Plan or the disposition of shares of Common Stock acquired by exercise of an Option results in compensation income to the Optionee for federal or state income tax purposes, the Optionee shall deliver to the Company at the time of such exercise or disposition such amount of money as the Company may require to meet its obligation under applicable tax laws or regulations, and, if the Optionee fails to do so, the Company is authorized to
(a) withhold delivery of certificates upon exercise and (b) withhold from remuneration then or thereafter payable to Optionee any tax required to be withheld by reason of such resulting compensation income.

         (e) Delivery of Shares. The Company shall cause certificates for shares to be delivered to the Optionee (or the person exercising the Optionee's options in the event of the death as soon as practicable after the exercise date.

         10. Nontransferability of Options. No option granted under this Plan or any right evidenced thereby shall be transferable by the Optionee other than by will or the laws of descent and distribution. During the lifetime of an Optionee, only the Optionee (or his or her guardian or legal representative) may exercise his options.

         In the event of the Optionee's death during his or her employment with the Company, or during the 30-day period following the date of termination of such employment, his options shall thereafter be exercisable, as provided in paragraph 8(b), by the person who acquires such options by will or the laws of descent and distribution or otherwise by reason of the death of the Optionee.

         11. Rights of Optionee. Neither the Optionee nor his or her executors, administrators, or legal representatives shall have any of the rights of a shareholder of the Company with respect to the shares subject to an option granted under this Plan until certificates for such shares shall have been issued upon the exercise of such option.

         12. Right to Terminate Employment. Nothing in this Plan or in any option granted under this Plan shall confer upon any Optionee the right to continue in the employment of the Company or affect the right of the Company or any of its subsidiaries to terminate the Optionee's employment at any time, subject, however, to the provisions of any agreement of employment between the Company or any of its subsidiaries and the Optionee.

         13.  Adjustment Upon Changes in Capitalization, Etc.

         (a) The existence of the Plan and the options granted hereunder shall not affect in any way the right or power of the Board or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

         (b) The shares with respect to which options may be granted are shares of Common Stock as presently constituted, but if, and whenever, prior to the expiration of an option theretofore granted, the Company shall effect a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend on Common Stock without receipt of consideration by the Company, the number of shares of Common Stock with respect to which such option may thereafter be exercised (i) in the event of an increase in the number of outstanding shares shall be proportionately increased, and the purchase price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the purchase price per share shall be proportionately increased. In the event of any such change in the outstanding Common Stock, the aggregate number of shares available under the Plan may be appropriately adjusted by the Committee whose determination shall be conclusive.

         (c) If the Company recapitalizes or otherwise changes its capital structure, thereafter upon any exercise of an option theretofore granted the Optionee shall be entitled to purchase under such option, in lieu of the number of shares of Common Stock as to which such option shall then be exercisable, the number and class of shares of stock and securities to which the Optionee would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the Optionee had been the holder of record of the number of shares of Common Stock as to which such option is then exercisable. If the Company shall not be the surviving entity in any merger or consolidation (or survives only as a subsidiary of an entity other than a previously wholly-owned subsidiary of the Company) or if the Company is to be dissolved or liquidated, then unless a surviving corporation assumes or substitutes new options for Options then outstanding hereunder (i) the time at which such Options may be exercised shall be accelerated and such Options shall become exercisable in full on or before a date fixed by the Company prior to the effective date of such merger or consolidation or such dissolution or liquidation, and (ii) upon such effective date Options shall expire.

         (d) Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to options theretofore granted or the purchase price per share.

         14. Purchase for Investment and Legality. The Optionee, by the acceptance of any option granted under this Plan, shall represent and warrant to the Company that the purchase or receipt of shares of Common Stock upon the exercise thereof shall be for investment and not with a view to distribution, provided that such representation and warranty shall be inoperative if, in the opinion of counsel to the Company, a proposed sale or distribution of such shares is pursuant to an applicable effective registration statement under the Securities Act of 1933 or is, without such representation and warranty, exempt from registration under such Act.

         The obligation of the Company to issue shares upon the exercise of an option shall also be subject as conditions precedent to compliance with applicable provisions of the Securities Act of 1933, the Securities Exchange Act of 1934, state securities laws, rules and regulations under any of the foregoing and applicable requirements of any securities exchange upon which the Company's securities shall be listed.

         The Company may endorse an appropriate legend referring to the foregoing restrictions upon the certificate or certificates representing any shares issued or transferred to the Optionee upon the exercise of any option granted under this Plan.

         15. Effective Date of Plan. This Plan shall become effective upon its adoption by the Board of Directors of the Company, subject, however, to its approval by the Company's shareholders after the date of such adoption.

                              EMPLOYMENT CONTRACT


         THIS EMPLOYMENT CONTRACT (hereinafter referred to as this "Agreement"), dated as of January 1, 1996, by and between HERBERT D. KELLEHER (hereinafter referred to as the "Employee"), a resident of Dallas, Texas, and SOUTHWEST AIRLINES CO. (hereinafter referred to as "Southwest", which term shall include its subsidiary companies where the context so admits), a Texas corporation,

                              W I T N E S S E T H:

         WHEREAS the Employee has served as permanent President and Chief Executive Officer of Southwest since February 1, 1982, initially pursuant to an Employment Contract dated as of February 1, 1982, later pursuant to Employment Contracts dated as of January 1, 1985, as amended, and January 1, 1988, and most recently pursuant to an Employment Contract dated as of January 1, 1992 (collectively, the "Old Contracts"); and

         WHEREAS the Employee and Southwest desire to enter into a successor agreement for the continuing full-time services of the Employee;

         NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and promises contained herein, Southwest and the Employee agree as follows:

                       I. POSITIONS, DUTIES AND AUTHORITY

A. POSITIONS. The Employee shall serve as President and Chief Executive Officer of Southwest, and the Employee shall serve in such senior executive positions with MW SW Corp., Southwest Jet Fuel Co., TranStar Airlines Corporation, Morris Air Corporation and Southwest Airlines Eurofinance N.V. as the Board of Directors of Southwest may from time to time request. For so long as he shall be elected to the Board of Directors of Southwest, the Employee shall serve thereon as Chairman without additional compensation hereunder.

B. DUTIES. The Employee's duties shall include, in addition to those enumerated in the bylaws of Southwest, management of the day-to-day operations of Southwest, planning of the future course of such operations and implementation of Southwest's current and long-range business policies and programs. The Employee's duties may also include managing or handling other functions or segments of Southwest's business as may be directed from time to time by the Board of Directors of Southwest.

C. AUTHORITY. The Employee shall be vested with all authority reasonably necessary to carry out his duties and responsibilities as set forth in this Article I.

D. NECESSARY SUPPORT AND ENVIRONMENT. The Employee shall be provided with the secretarial and other support personnel (including a full-time administrative assistant) and general working environment (including a private, furnished office) reasonably necessary for him to carry out his duties and responsibilities as set forth in this
         Article I.

                          II.  EMPLOYEE'S OBLIGATIONS

A. FULL TIME AND EFFORTS. During the term of his employment hereunder, the Employee shall devote his full time and efforts to the business affairs of Southwest. The Employee shall generally conform with all policies of Southwest as they apply to a person of his level of responsibilities. The Employee will not, without the prior approval of the Board of Directors of Southwest, accept any other employment, or serve as an officer, consultant or partner of any business or other entity organized for profit (other than Southwest and any family enterprise), except in the capacity of an investor of money and so long as such monetary investment does not require any significant active involvement or otherwise adversely affect the conduct of the Employee's duties as set forth in this Agreement. It is understood, however, that the Employee may act as executor of the estates of family members and he may serve as a director or trustee of any business or other entity not engaged in significant competition with Southwest, provided that such service does not adversely affect the conduct of the Employee's duties as set forth in this Agreement.

B. NON-COMPETITION. The Employee recognizes and understands that in performing the duties and responsibilities of his employment as outlined in this Agreement and pursuant to his employment at Southwest prior to the execution of this Agreement, the Employee has occupied and will occupy a position of trust and confidence, pursuant to which the Employee has developed and acquired and will develop and acquire experience and knowledge with respect to various aspects of the business of Southwest and the manner in which such business is conducted. It is the expressed intent and agreement of the Employee and Southwest that such knowledge and experience shall be used in the furtherance of the business interests of Southwest and not in any manner which would be detrimental to such business interests of Southwest. The Employee therefore agrees that, so long as the Employee is employed pursuant to this Agreement, unless he first secures the consent of the Board of Directors of Southwest, the Employee will not invest, engage or participate in any manner whatsoever, either personally or in any status or capacity (other than as a shareholder of less than one percent [1%] of the capital stock of a publicly owned corporation), in any business or other entity organized for profit engaged in significant competition with Southwest in the conduct of its air carrier operations anywhere in the United States. Although the Employee and Southwest regard such restrictions as reasonable for the purpose of preserving Southwest and its proprietary rights, in the event that the provisions of this Paragraph II-B should ever be deemed to exceed the time or geographic limitations permitted by applicable laws, then such provisions shall be reformed to the maximum time or geographic limitations permitted by applicable laws.

                                   III. TERM

A. This Agreement and the Employee's employment hereunder shall commence and become effective on and as of January 1, 1996. The term of such employment shall expire on December 31, 2000, unless extended by consent of the parties hereto or earlier terminated pursuant to the provisions of Article V.

                          IV. EMPLOYEE'S COMPENSATION

A. BASE SALARY. The Employee's annual Base Salary for the years ending December 31, 1996, 1997, 1998 and 1999 shall be $395,000 and for the year ended December 31, 2000 shall be $450,000 or such greater amount as shall be determined by the Board of Directors of Southwest. The Employee's Base Salary shall be payable to the Employee in equal semi-monthly installments and shall be subject to such payroll and withholding deductions as may be required by law.

B. PERFORMANCE BONUS. The Board of Directors of Southwest (or the Compensation Committee thereof) may grant a Performance Bonus to the Employee, in addition to his Base Salary, at such times and in such amounts as such Board (or Committee) may determine, not exceeding $172,000 per year for years prior to December 31, 1999 and not exceeding $196,000 for the year ended December 31, 2000.

C. DEFERRED COMPENSATION. In addition to the Base Salary provided for in Paragraph IV-A above, and consistent with the Old Contracts, Southwest shall continue to set aside on its books, a special ledger Deferred Compensation Account (the "Account") for the Employee, and shall credit thereto Deferred Compensation determined as hereinafter provided. (Southwest at its election may fund the payment of Deferred Compensation by setting aside and investing such funds as Southwest may from time to time determine. Neither the establishment of the Account, the crediting of Deferred Compensation thereto, nor the setting aside of any funds shall be deemed to create a trust. Legal and equitable title to any funds set aside shall remain in Southwest, and the Employee shall have no security or other interest in such funds. Any funds so set aside or invested shall remain subject to the claims of the creditors of Southwest, present and future.) For each full calendar year as the Employee shall remain in the employment of Southwest under this Agreement, Deferred Compensation shall accumulate in an amount equal to any contributions (including forfeitures but excluding any elective deferrals actually returned to the Employee) which would otherwise have been made by Southwest on behalf of the Employee to the Southwest Airlines Co. Profit Sharing Plan but which exceed maximum annual additions under such Plan on his behalf under federal tax law. If such employment shall terminate prior to December 31 in any year, then Deferred Compensation shall accumulate and be calculated through the close of the next preceding December 31. The Deferred Compensation credited to the Account (including the Interest hereinafter provided as well as all amounts credited to the Account pursuant to the Old Contracts) shall be paid in cash to the Employee (or to the executors or administrators of his estate) at the rate of $60,000 per calendar year (subject to such payroll and withholding deductions as may be required by law), commencing with the calendar year following the year in which (i) the Employee shall become seventy (70) or (ii) the Employee's employment with Southwest shall terminate (whether such termination is under this Agreement or otherwise and whether it is before, on or after the expiration of the initial term set forth in Paragraph III-A above, and irrespective of the cause thereof), whichever shall occur earlier, and continuing until the entire amount of Deferred Compensation and Interest credited to the Account shall have been paid. Although the total amount of Deferred Compensation ultimately payable to the Employee hereunder shall be computed in accordance with the provisions set forth above, there shall be accrued and credited to the Account, beginning on January 1, 1996 and continuing annually thereafter, amounts equal to simple interest at the rate of ten percent (10%) per annum, compounded annually ("Interest"), on the accrued and unpaid balance of the Deferred Compensation credited to the Account as of the preceding December 31. The Deferred Compensation and Interest to be paid in any one calendar year shall be paid on the first business day of such calendar year. Notwithstanding the foregoing, in the event of the Employee's death, Southwest, in its sole discretion, shall have the right to pay the unpaid balance of the Deferred Compensation (together with any accrued Interest thereon) to the executors or administrators of the Employee's estate in cash in one lump sum on the first business day of the calendar year next following the calendar year in which the Employee shall have died. No right, title, interest or benefit under this Paragraph IV-C shall ever be liable for or charged with any of the torts or obligations of the Employee or any person claiming under him, or be subject to seizure by any creditor of the Employee or any person claiming under him. Neither the Employee nor any person claiming under him shall have the power to anticipate or dispose of any right, title, interest or benefit under this Paragraph IV-C in any manner until the same shall have been actually distributed by Southwest.

D. DISABILITY INSURANCE. Southwest shall provide long term disability insurance providing for payment, in the event of disability of the Employee, of $6,000 per month to age seventy (70). Except as to amounts payable, the terms and conditions of such policy shall be identical, or substantially similar, to the disability insurance provided by Southwest for its other officers as of the date of this Agreement.

E. MEDICAL AND DENTAL EXPENSES. During the term of this Agreement, Southwest shall reimburse the Employee (i) for all medical and dental expenses incurred by the Employee and his spouse and (ii) for all medical and dental expenses paid by the Employee in excess of $10,000 per calendar year and incurred by his children, their spouses and the Employee's grandchildren. Expenses for medical care shall be deemed to include all amounts paid with respect to hospital bills, doctor and dental bills and drugs which are not compensated by insurance or otherwise.

F. STOCK OPTION GRANT AND AMENDMENTS. Southwest shall grant to the Employee, effective as of the date hereof but subject to shareholder approval, ten-year options to purchase 500,000 shares of its common stock at a price per share which represents the New York Stock Exchange - Composite Tape closing sales price on January 2, 1996, the first trading day after the effective date of this Agreement in accordance with the Stock Option Plan and Agreement of even date herewith, a form of which is attached as Exhibit A hereto, and ten-year options to purchase 144,395 such shares at $1 per share in accordance with the Stock Option Plan and Agreement of even date herewith, a form of which is attached as Exhibit B hereto. Failing shareholder approval of each such Stock Option Plan and Agreement at the 1996 Annual Meeting of Shareholders (including any adjournment thereof), such grant shall be null and void ab initio, and thereupon Southwest and the Employee shall negotiate alternative compensation of equivalent value to the Employee.

G. OTHER BENEFITS. The Employee shall be eligible to continue to participate in all employee pension, profit-sharing, stock purchase, group insurance and other benefit plans or programs in effect for Southwest managerial employees generally to the extent of and in accordance with the rules and agreements governing such plans or programs, so long as same shall be in effect, with full service credit where relevant for the Employee's prior employment by Southwest. Southwest shall reimburse the Employee for reasonable expenses incurred by him in the performance of his duties and responsibilities hereunder. The Employee shall be entitled to vacation of three (3) weeks per year or such longer period as may be established from time to time by Southwest for its managerial employees generally.

                           V. TERMINATION PROVISIONS

A. EXPIRATION OR DEATH. The Employee's employment hereunder shall terminate on December 31, 2000 (or such later date to which the term of this Agreement may be extended by consent of the parties hereto, in either case without prejudice to the Employee's privilege to remain an employee of Southwest thereafter), or upon the Employee's death, whichever shall first occur, without further obligation or liability of either party hereunder, except for Southwest's obligation to pay Deferred Compensation as provided in Paragraph IV-C of this Agreement.

B. TERMINATION FOR CAUSE. Southwest may terminate the Employee's employment hereunder upon the determination by a majority of its whole Board of Directors that the Employee has willfully failed and refused to perform his duties and to discharge his responsibilities hereunder. Such determination shall be final and conclusive. If the Board of Directors of Southwest makes such determination, Southwest may (a) terminate the Employee's employment, effective immediately or at a subsequent date, or (b) condition his continued employment upon such circumstances and place a reasonable limitation upon the time within which the Employee shall comply with such considerations or requirements. If termination is so effected, Southwest shall have no further liability to the Employee hereunder except for the obligation to pay Deferred Compensation as provided in Paragraph IV-C hereof.

C. TERMINATION FOR DISABILITY. Southwest may terminate the Employee's employment hereunder on account of any disabling illness, hereby defined to include any emotional or mental disorders, physical diseases or injuries as a result of which the Employee is, for a continuous period of ninety (90) days, unable to work on a full-time basis. Southwest shall give to the Employee thirty (30) days' notice of its intention to effect such termination pursuant to this Paragraph V-C. If, within such notice period, the Employee shall have recovered from his disability sufficiently well to return to full-time duty (although still undergoing treatment or rehabilitation), Southwest shall not have the right to effect such termination. If such disabling illness occurs as a result of a job-related cause, Southwest shall continue to pay the Employee regular installments of his Base Salary in effect at the time of such termination for the remainder of the term of this Agreement. It is expressly understood and agreed, however, that any obligation of

         Southwest to continue to pay the Employee his Base Salary pursuant to this Paragraph V-C shall be reduced by the amount of any proceeds of long-term disability insurance provided for the Employee pursuant to Paragraph IV-D above, and shall also be reduced by the amount of the proceeds of any worker's compensation or other benefits which the Employee receives as a result of or growing out of his disabling illness.

D. CHANGE OF CONTROL TERMINATION. In the event of any change of control of Southwest, the Employee may, at his option, terminate his employment hereunder by giving to Southwest notice thereof no later than sixty (60) days after the Employee shall have determined or ascertained that such change has occurred, irrespective whether Southwest shall have purported to terminate this Agreement after such event but prior to receipt of such notice. If termination is so effected, no later than the date of such termination Southwest shall pay the Employee as "severance pay" a lump sum equal to (i) $750,000 plus (ii) an amount equal to the unpaid installments of his Base Salary in effect at the time of such termination for the remaining term of this Agreement. Notwithstanding the forgoing, Southwest shall have no obligation to pay the Employee hereunder, and the Employee shall have no right to receive from Southwest hereunder, any payment to the extent that such payment would constitute an "excess parachute payment" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended, and, in the event Southwest makes any such payment hereunder, the Employee shall refund the amount of such payment to Southwest promptly upon request. If termination is so effected, Southwest shall have no other further liability to the Employee hereunder except for its obligation to pay Deferred Compensation as provided in Paragraph IV-C above. For purposes of this Paragraph V-D, a "change of control of

         Southwest" shall be deemed to occur if (i) a third person, including a "group" as determined in accordance with Section 13(d)(3) of the Securities Exchange Act of 1934, becomes the beneficial owner of shares of Southwest having twenty percent (20%) or more of the total number of votes that may be cast for the election of directors of Southwest, or (ii) as a result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions (herein called a "Transaction"), the persons who were directors of Southwest before the Transaction shall cease to constitute a majority of the Board of Directors of Southwest or any successor to Southwest.

E. VOLUNTARY TERMINATION. The Employee's employment hereunder shall terminate forthwith upon his resignation and its acceptance by Southwest, without further obligation or liability of either party hereunder, except for Southwest's obligation to pay Deferred Compensation as provided in Paragraph IV-C above.

                               VI.  MISCELLANEOUS

A. ASSIGNABILITY, ETC. The rights and obligations of Southwest hereunder shall inure to the benefit of and shall be binding upon the successors and assigns of Southwest; provided, however, Southwest's obligations hereunder may not be assigned without the prior approval of the Employee. This Agreement is personal to the Employee and may not be assigned by him.

B. NO WAIVERS. Failure to insist upon strict compliance with any provision hereof shall not be deemed a waiver of such provision or any other provision hereof.

C. AMENDMENTS. This Agreement may not be modified except by an agreement in writing executed by the parties hereto.

D. NOTICES. Any notice required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given to the person affected by such notice when personally delivered or when deposited in the United States mail, certified mail, return receipt requested and postage prepaid, and addressed to the party affected by such notice at the address indicated on the signature page hereof.

E. SEVERABILITY. The invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of any other provision hereof.

F. COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original but all of which taken together shall constitute a single instrument.

G. ENTIRE AGREEMENT. This Agreement contains all of the terms and conditions agreed upon by the parties hereto respecting the subject matter hereof, and all other prior agreements, oral or otherwise, regarding the subject matter of this Agreement shall be deemed to be superseded as of the date of this Agreement and not to bind either of the parties hereto.

H. GOVERNING LAW. This Agreement shall be subject to and governed by the laws of the State of Texas.

         IN WITNESS WHEREOF, the Employee has set his hand hereto and Southwest has caused this Agreement to be signed in its corporate name and behalf by one of its officers thereunto duly authorized, all as of the day and year first above written.

                                        SOUTHWEST AIRLINES CO.



                                        By: /s/ John G. Denison
                                            -----------------------------------
                                                John G. Denison
                                                Executive Vice President -
                                                Corporate Services

                                                Address:  P.O. Box 36611
                                                Dallas, Texas  75235-1611

ATTEST:


/s/ Colleen C. Barrett
-----------------------------------
    Colleen C. Barrett
    Secretary

                                        THE EMPLOYEE



                                        /s/ Herbert D. Kelleher
                                        ---------------------------------------
                                            Herbert D. Kelleher

                                            Address:  P.O. Box 36611
                                            Dallas, Texas  75235-1611

                        STOCK OPTION PLAN AND AGREEMENT





         THIS STOCK OPTION PLAN AND AGREEMENT ("Agreement"), made as of the 2nd day of January 1996, between SOUTHWEST AIRLINES CO., a Texas corporation (the "Company"), and HERBERT D. KELLEHER ("Employee"),

                              W I T N E S S E T H:

         To carry out the purpose of Paragraph IV-F of the Employment Contract (herein so called) of even date herewith between the Company and Employee by affording Employee the opportunity to purchase shares of the $1.00 par value common stock of the Company ("Stock"), the Company and Employee hereby agree as follows:

         1. GRANT OF OPTION. Subject to shareholder approval as provided in Paragraph IV-F of the Employment Contract, the Company hereby irrevocably grants to Employee the right and option ("Option") to purchase all or part of an aggregate of 500,000 shares of Stock, on the terms and conditions set forth herein. This Option is not intended to constitute an incentive stock option within the meaning of Section 422A(b) of the Internal Revenue Code of 1986, as amended (the "Code").

         2. PURCHASE PRICE. The purchase price of Stock purchased pursuant to the exercise of this Option shall be $_____ per share, which represents the New York Stock Exchange-Composite Tape closing sales price of the Stock on the date thereof.

         3. EXERCISE OF OPTION. Subject to the earlier expiration of this Option as herein provided, this Option may be exercised, by written notice to the Company (addressed to its principal executive offices), at any time and from time to time after the date of grant hereof, 100,000 shares on the date hereof and thereafter in equal annual increments of 100,000 shares each on January 1 of each year, beginning January 1, 1997, with all of such options being exercisable on and after January 1, 2000. Notwithstanding the foregoing, in the event of any change of control of the Company (as defined in Paragraph V-D of the Employment Contract), then this Option shall become exercisable in full. This Option is not transferable by Employee otherwise than by will or the laws of descent and distribution, and may be exercised only by Employee during his lifetime and while he remains a full-time employee of the Company, except that:

         (a) If Employee's full-time employment with the Company terminates other than by death (whether by resignation, retirement, dismissal or otherwise), Employee may exercise this Option at any time during the period of three years following the date of such termination, but only as to the number of shares Employee was entitled to purchase hereunder as of the date his employment so terminates.

         (b) If Employee dies while in the employ of the Company or within the three-year period specified in (a) above, his estate, or the person who acquires this Option by bequest or inheritance or by reason of the death of Employee, may exercise this Option at any time during the period of one year following the date of Employee's death, but only as to the number of shares Employee was entitled to purchase hereunder as of the date of his death.

         In any event, this Option shall not be exercisable as to any shares of Stock offered hereby after the expiration of ten years from the date this Option shall first become exercisable with respect to such shares. The purchase price of shares of Stock as to which this Option is





                                      -2-
                             STOCK OPTION AGREEMENT
exercised shall be paid in full at the time of exercise (a) in cash (including check, bank draft or money order payable to the order of the Company), or (b) by delivery to the Company of shares of Stock having a fair market value equal to the purchase price, or (c) by a combination of cash and Stock; provided that the fair market value of Stock so delivered shall be the mean of the reported high and low sales price of Stock on the New York Stock Exchange - Composite Tape on the date on which the Option is exercised or, if no prices are so reported on such day, on the next preceding day on which such prices of Stock are so reported. Unless and until a certificate for such shares shall have been issued by the Company to him, Employee (or the person permitted to exercise this Option in the event of Employee's death) shall not be or have any of the rights or privileges of a shareholder of the Company with respect to shares acquirable upon an exercise of this Option.

         4. SHARES SUBJECT TO THE OPTION. The aggregate number of shares of Stock which may be issued under this Option is 500,000. Such shares may consist of authorized but unissued shares of Stock or previously issued shares reacquired by the Company. Any of such shares which remains unissued at the termination of this Option shall cease to be subject thereto, but until termination of this Option the Company shall at all times make available a sufficient number of shares to meet the requirements of this Option. The aggregate number of shares issuable under this Option shall be adjusted to reflect a change in capitalization of the Company, such as a stock dividend or stock split, as provided in Paragraph 5 of this Agreement.

         5.      RECAPITALIZATION OR REORGANIZATION.  (a)   The existence of
this Option shall not affect in any way the right or power of the Board of Directors or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change





                                      -3-
                             STOCK OPTION AGREEMENT
in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, warrants, preferred or prior preference stocks ahead of or affecting Stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

         (b) The shares offered by this Option are shares of Stock as presently constituted, but if, and whenever, prior to the expiration of this Option, the Company shall effect a subdivision or consolidation of shares of Stock or the payment of a stock dividend on Stock without receipt of consideration by the Company, the number of shares of Stock with respect to which this Option may thereafter be exercised (i) in the event of an increase in the number of outstanding shares shall be proportionately increased, and the purchase price per share shall be proportionately reduced (but in no event to less than the par value of the Stock), and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the purchase price per share shall be proportionately increased.

         (c) If the Company recapitalizes or merges or engages in a compulsory share exchange with one or more other entities and the Company shall be the surviving or acquiring corporation, thereafter upon any exercise of this Option, Employee shall be entitled to purchase under this Option, in lieu of the number of shares of Stock as to which this Option shall then be exercisable, the number and class of shares of stock and other securities or other property to which Employee would have been entitled pursuant to the terms of the recapitalization or plan of merger or exchange if, immediately prior to the effective time of such recapitalization or merger or share exchange, Employee had been the holder of record of the number of shares of Stock as to which such Option is then exercisable. If the Company shall not be the surviving





                                      -4-
                             STOCK OPTION AGREEMENT
or acquiring corporation in any merger or share exchange, or if the Company is to be dissolved or liquidated, then unless a surviving or acquiring entity assumes or substitutes new Options for this Option, (i) the time at which this Option may be exercised shall be accelerated and this Option shall become exercisable in full on or before a date fixed by the Company prior to the effective date of such merger or share exchange or such dissolution or liquidation, and (ii) upon such effective date this Option shall expire.

         (d) Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to this Option or the purchase price per share.

         6. ADMINISTRATION. To the extent necessary for the administration of elections made pursuant to Paragraph 7 hereof, this Option shall be administered by the Stock Option Committee which administers the 1991 Incentive Stock Option Plan of the Company; or, at the direction of the Board of Directors of the Company, such other committee (together with such Stock Option Committee, the "Committee") of three or more directors of the Company, each of whom is a disinterested person, appointed by the Board of Directors of the Company. The Committee is further authorized to interpret this Option and may from time to time adopt such rules and regulations, consistent with the provisions of this Option, as it may deem advisable to carry out this Option. For purposes of this Option, "disinterested person" shall have the





                                      -5-
                             STOCK OPTION AGREEMENT
meaning provided for by Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended and the regulations promulgated under Section 162(m) of the Internal Revenue Code.

         7. WITHHOLDING OF TAX. To the extent that the exercise of this Option or the disposition of shares of Stock acquired by exercise of this Option results in compensation income to Employee for federal or state income tax purposes, except as hereinafter provided, Employee shall deliver to the Company at the time of such exercise or disposition such amount of money as the Company may require to meet its obligation under applicable tax laws or regulations. Employee may elect with respect to this Option to surrender or authorize the Company to withhold shares of Stock (valued at their fair market value on the date of surrender or withholding of such shares) in satisfaction of any such withholding obligation (a "Stock Surrender Withholding Election"); provided, however, that any Stock Surrender Withholding Election shall be made in accordance with the rules and regulations adopted by the Committee for implementation of the tax withholding provisions of this Paragraph 7. If Employee fails to deliver such money or make a Stock Surrender Withholding Election pursuant to this Paragraph 7, the Company is authorized to withhold from any cash or Stock remuneration then or thereafter payable to Employee any tax required to be withheld.

         8. STATUS OF STOCK. The Company does not presently intend to register for issue under the Securities Act of 1933, as amended (the "Act"), the shares of Stock acquirable upon exercise of this Option, and instead proposes to rely on the private offering exemption from the registration requirements of the Act afforded by Section 4(2) thereof. In order to assure that exemption from registration under the Act is available upon an exercise of this Option, Employee (or the person permitted to exercise this Option in the event of Employee's death),





                                      -6-
                             STOCK OPTION AGREEMENT
if requested by the Company to do so, will execute and deliver to the Company in writing an agreement containing such provisions as the Company may reasonably require to assure compliance with applicable securities laws. No sale or disposition of shares of Stock acquired upon exercise of this Option shall be made in the absence of a registration statement being on file with respect to such shares under the Act unless an opinion of counsel satisfactory to the Company that such sale or disposition will not constitute a violation of the Act or any other applicable securities laws is first obtained. The certificates representing shares of Stock acquired under this Option may bear such legend as the Company deems appropriate, referring to the provisions of this Paragraph 8.

         9. REGISTRATION RIGHTS. With respect to any shares of Stock which are issued and delivered upon exercise of this Option (the "Shares"):

         (a) Upon written request made by Employee at any time before January 1, 2011, the Company shall take such steps as may be necessary promptly to register (but not more than once), at the Company's sole expense (save for any underwriting commissions or discounts applicable to any Shares and Employee's counsel fees), such of the Shares under the Act (and under regulations of the Securities and Exchange Commission under the Act or under any similar federal act or acts then in effect and under the so-called "Blue Sky" laws of the several states and regulations thereunder then in effect), as Employee may by written request given to the Company within 15 days following such initial request, desire to have so registered. The Company will cause such a registration statement to be filed within 90 days after the initial request is made. The Company will use its best efforts to cause any such registration statement





                                      -7-
                             STOCK OPTION AGREEMENT
to become and to remain effective and current for such period (not to exceed 120 days) as Employee may request.

         (b) In connection with any registration under this Paragraph 9, the parties agree to indemnify each other in the customary manner, and, in the case of an organized secondary or primary underwritten offering, the Company agrees to indemnify Employee and the underwriters and Employee agrees to indemnify the Company (provided Employee is then a director, officer or employee of the Company), in the manner and to the extent as is customary in secondary or primary underwritten offerings.

         (c) The Company shall have the sole right to designate the underwriters to be employed in any organized secondary or primary underwritten offering under this Section 9.

         (d) In connection with any registration under this Section 9, Employee shall furnish to the Company such information regarding the Shares and such other information as the Company may reasonably request.

         10. EMPLOYMENT RELATIONSHIP. Employee shall be considered to be in the employment of the Company as long as he remains an employee of either the Company, a parent or subsidiary corporation (as defined in Section 424 of the Code), or a corporation or a parent or subsidiary of such corporation assuming or substituting a new option for this Option. Any questions as to whether or when there has been a termination of such employment, and the cause of such termination, shall be determined by the Board of Directors of the employing corporation, and its determination shall be final. No obligation as to length of Employee's employment with any such corporation shall be implied from the terms of this Agreement, and this Agreement in no way modifies, alters, amends or impairs the provisions of the Employment Contract.





                                      -8-
                             STOCK OPTION AGREEMENT

         11. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under Employee.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officer thereunto duly authorized, and Employee has executed this Agreement, all as of the day and year first above written.


ATTEST:                                 SOUTHWEST AIRLINES CO.

/s/ Colleen C. Barrett                   By:/s/ John G. Denison
-----------------------------------        -----------------------------------
    Colleen C. Barrett                          John G. Denison
    Secretary                                   Executive Vice President -
                                                  Corporate Services

                                        EMPLOYEE

                                        /s/ Herbert D. Kelleher
                                        --------------------------------------
                                            Herbert D. Kelleher





                                      -9-
                             STOCK OPTION AGREEMENT

                        STOCK OPTION PLAN AND AGREEMENT





         THIS STOCK OPTION PLAN AND AGREEMENT ("Agreement"), made as of the 1st day of January 1996, between SOUTHWEST AIRLINES CO., a Texas corporation (the "Company"), and HERBERT D. KELLEHER ("Employee"),

                              W I T N E S S E T H:

         To carry out the purpose of Paragraph IV-F of the Employment Contract (herein so called) of even date herewith between the Company and Employee by affording Employee the opportunity to purchase shares of the $1.00 par value common stock of the Company ("Stock"), the Company and Employee hereby agree as follows:

         1. GRANT OF OPTION. Subject to shareholder approval as provided in Paragraph IV-F of the Employment Contract, the Company hereby irrevocably grants to Employee the right and Option ("Option") to purchase all or part of an aggregate of 144,395 shares of Stock, on the terms and conditions set forth herein.

         2. PURCHASE PRICE. The purchase price of Stock purchased pursuant to the exercise of this Option shall be $1 per share.

         3. EXERCISE OF OPTION. Subject to the earlier expiration of this Option as herein provided, this Option may be exercised, by written notice to the Company (addressed to its principal executive offices), at any time and from time to time after the date of grant hereof; vesting in equal annual increments of 28,879 shares each on January 1 of each year, beginning January 1, 1996, with all of such options being exercisable on and after January 1, 2000.





                                      -1-
                          STOCK OPTION AGREEMENT - $1

Notwithstanding the foregoing, in the event of any change of control of the Company (as defined in Paragraph V-D of the Employment Contract), then this Option shall become exercisable in full. This Option is not transferable by Employee otherwise than by will or the laws of descent and distribution, and may be exercised only by Employee during his lifetime and while he remains a full-time employee of the Company, except that:

         (a) If Employee's full-time employment with the Company terminates other than by death (whether by resignation, retirement, dismissal or otherwise), Employee may exercise this Option at any time during the period of three years following the date of such termination, but only as to the number of shares Employee was entitled to purchase hereunder as of the date his employment so terminates.

         (b) If Employee dies while in the employ of the Company or within the three-year period specified in (a) above, his estate, or the person who acquires this Option by bequest or inheritance or by reason of the death of Employee, may exercise this Option at any time during the period of one year following the date of Employee's death, but only as to the number of shares Employee was entitled to purchase hereunder as of the date of his death.

         In any event, this Option shall not be exercisable as to any shares of Stock offered hereby after the expiration of ten years from the date this Option shall first become exercisable with respect to such shares. The purchase price of shares of Stock as to which this Option is exercised shall be paid in full at the time of exercise (a) in cash (including check, bank draft or money order payable to the order of the Company), or (b) by delivery to the Company of shares of Stock having a fair market value equal to the purchase price, or (c) by a combination of cash and Stock; provided that the fair market value of Stock so delivered shall be the mean of the





                                      -2-
                          STOCK OPTION AGREEMENT - $1
reported high and low sales price of Stock on the New York Stock Exchange - Composite Tape on the date on which the Option is exercised or, if no prices are so reported on such day, on the next preceding day on which such prices of Stock are so reported. Unless and until a certificate for such shares shall have been issued by the Company to him, Employee (or the person permitted to exercise this Option in the event of Employee's death) shall not be or have any of the rights or privileges of a shareholder of the Company with respect to shares acquirable upon an exercise of this Option.

         4. SHARES SUBJECT TO THE OPTION. The aggregate number of shares of Stock which may be issued under this Option is 144,395. Such shares may consist of authorized but unissued shares of Stock or previously issued shares reacquired by the Company. Any of such shares which remains unissued at the termination of this Option shall cease to be subject thereto, but until termination of this Option the Company shall at all times make available a sufficient number of shares to meet the requirements, of this Option. The aggregate number of shares issuable under this Option shall be adjusted to reflect a change in capitalization of the Company, such as a stock dividend or stock split, as provided in Paragraph 5 of this Agreement.

         5. RECAPITALIZATION OR REORGANIZATION. (a) The existence of this Option shall not affect in any way the right or power of the Board of Directors or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, warrants, preferred or prior preference stocks ahead of or affecting Stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.





                                      -3-
                          STOCK OPTION AGREEMENT - $1

         (b) The shares offered by this Option are shares of Stock as presently constituted, but if, and whenever, prior to the expiration of this Option, the Company shall effect a subdivision or consolidation of shares of Stock or the payment of a stock dividend on Stock without receipt of consideration by the Company, the number of shares of Stock with respect to which this Option may thereafter be exercised (i) in the event of an increase in the number of outstanding shares shall be proportionately increased, and the purchase price per share shall be proportionately reduced (but in no event to less than the par value of the Stock), and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the purchase price per share shall be proportionately increased.

         (c) If the Company recapitalizes or merges or engages in a compulsory share exchange with one or more other entities and the Company shall be the surviving or acquiring corporation, thereafter upon any exercise of this Option, Employee shall be entitled to purchase under this Option, in lieu of the number of shares of Stock as to which this Option shall then be exercisable, the number and class of shares of stock and other securities or other property to which Employee would have been entitled pursuant to the terms of the recapitalization or plan of merger or exchange if, immediately prior to the effective time of such recapitalization or merger or share exchange, Employee had been the holder of record of the number of shares of Stock as to which such Option is then exercisable. If the Company shall not be the surviving or acquiring corporation in any merger or share exchange, or if the Company is to be dissolved or liquidated, then unless a surviving or acquiring entity assumes or substitutes new Options for this Option, (i) the time at which this Option may be exercised shall be accelerated and this Option shall become exercisable in full on or before a date fixed by the Company prior to the





                                      -4-
                          STOCK OPTION AGREEMENT - $1
effective date of such merger or share exchange or such dissolution or liquidation, and (ii) upon such effective date this Option shall expire.

         (d) Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to this Option or the purchase price per share.

         6. ADMINISTRATION. To the extent necessary for the administration of elections made pursuant to Paragraph 7 hereof, this Option shall be administered by the Stock Option Committee which administers the 1991 Incentive Stock Option Plan of the Company; or, at the direction of the Board of Directors of the Company, such other committee (together with such Stock Option Committee, the "Committee") of three or more directors of the Company, each of whom is a disinterested person, appointed by the Board of Directors of the Company. The Committee is further authorized to interpret this Option and may from time to time adopt such rules and regulations, consistent with the provisions of this Option, as it may deem advisable to carry out this Option. For purposes of this Option, "disinterested person" shall have the meaning provided for by Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended.

         7. WITHHOLDING OF TAX. To the extent that the exercise of this Option or the disposition of shares of Stock acquired by exercise of this Option results in compensation income





                                      -5-
                          STOCK OPTION AGREEMENT - $1
to Employee for federal or state income tax purposes, except as hereinafter provided, Employee shall deliver to the Company at the time of such exercise or disposition such amount of money as the Company may require to meet its obligation under applicable tax laws or regulations. Employee may elect with respect to this Option to surrender or authorize the Company to withhold shares of Stock (valued at their fair market value on the date of surrender or withholding of such shares) in satisfaction of any such withholding obligation (a "Stock Surrender Withholding Election"); provided, however, that any Stock Surrender Withholding Election shall be made in accordance with the rules and regulations adopted by the Committee for implementation of the tax withholding provisions of this Paragraph 7. If Employee fails to deliver such money or make a Stock Surrender Withholding Election pursuant to this Paragraph 7, the Company is authorized to withhold from any cash or Stock remuneration then or thereafter payable to Employee any tax required to be withheld.

         8. STATUS OF STOCK. The Company does not presently intend to register for issue under the Securities Act of 1933, as amended (the "Act"), the shares of Stock acquirable upon exercise of this Option, and instead proposes to rely on the private offering exemption from the registration requirements of the Act afforded by Section 4(2) thereof. In order to assure that exemption from registration under the Act is available upon an exercise of this Option, Employee (or the person permitted to exercise this Option in the event of Employee's death), if requested by the Company to do so, will execute and deliver to the Company in writing an agreement containing such provisions as the Company may reasonably require to assure compliance with applicable securities laws. No sale or disposition of shares of Stock acquired upon exercise of this Option shall be made in the absence of a registration statement being on





                                      -6-
                          STOCK OPTION AGREEMENT - $1
file with respect to such shares under the Act unless an opinion of counsel satisfactory to the Company that such sale or disposition will not constitute a violation of the Act or any other applicable securities laws is first obtained. The certificates representing shares of Stock acquired under this Option may bear such legend as the Company deems appropriate, referring to the provisions of this Paragraph 8.

         9. REGISTRATION RIGHTS. With respect to any shares of Stock which are issued and delivered upon exercise of this Option (the "Shares"):

         (a) Upon written request made by Employee at any time before January 1, 2011, the Company shall take such steps as may be necessary promptly to register (but not more than once), at the Company's sole expense (save for any underwriting commissions or discounts applicable to any Shares and Employee's counsel fees), such of the Shares under the Act (and under regulations of the Securities and Exchange Commission under the Act or under any similar federal act or acts then in effect and under the so-called "Blue Sky" laws of the several states and regulations thereunder then in effect), as Employee may by written request given to the Company within 15 days following such initial request, desire to have so registered. The Company will cause such a registration statement to be filed within 90 days after the initial request is made. The Company will use its best efforts to cause any such registration statement to become and to remain effective and current for such period (not to exceed 120 days) as Employee may request.

         (b) In connection with any registration under this Paragraph 9, the parties agree to indemnify each other in the customary manner, and, in the case of an organized secondary or primary underwritten offering, the Company agrees to indemnify Employee and the underwriters





                                      -7-
                          STOCK OPTION AGREEMENT - $1
and Employee agrees to indemnify the Company (provided Employee is then a director, officer or employee of the Company), in the manner and to the extent as is customary in secondary or primary underwritten offerings.

         (c) The Company shall have the sole right to designate the underwriters to be employed in any organized secondary or primary underwritten offering under this Section 9.

         (d) In connection with any registration under this Section 9, Employee shall furnish to the Company such information regarding the Shares and such other information as the Company may reasonably request.

         10. EMPLOYMENT RELATIONSHIP. Employee shall be considered to be in the employment of the Company as long as he remains an employee of either the Company, a parent or subsidiary corporation (as defined in Section 424 of the Internal Revenue Code of 1986, as amended), or a corporation or a parent or subsidiary of such corporation assuming or substituting a new option for this Option. Any questions as to whether and when there has been a termination of such employment, and the cause of such termination, shall be determined by the Board of Directors of the employing corporation, and its determination shall be final. No obligation as to the length of the Employee's employment with any such corporation shall be implied from the terms of this Agreement, and this Agreement in no way modifies, alters, amends or impairs the provisions of the Employment Contract.

         11. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under Employee.





                                      -8-
                          STOCK OPTION AGREEMENT - $1

         IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officer thereunto duly authorized, and Employee has executed this Agreement, all as of the day and year first above written.


ATTEST:                                 SOUTHWEST AIRLINES CO.


/s/ Colleen C. Barrett                  By /s/ John G. Denison
-----------------------------------       -----------------------------------
    Colleen C. Barrett                         John G. Denison
    Secretary                                  Executive Vice President -
                                                  Corporate Services




                                        EMPLOYEE





                                        /s/ Herbert D. Kelleher
                                        -------------------------------------
                                            Herbert D. Kelleher





                                      -9-
                          STOCK OPTION AGREEMENT - $1

--------------------------------------------------------------------------------

PROXY    SOLICITED BY THE BOARD OF DIRECTORS OF SOUTHWEST AIRLINES CO.     PROXY

   The undersigned hereby appoints Colleen C. Barrett, Herbert D. Kelleher and Gary C. Kelly proxies (to act by majority decision if more than one shall act), and each of them with full power of substitution, to vote all shares of Common Stock of Southwest Airlines Co. that the undersigned is entitled to vote at the annual meeting of shareholders thereof to be held on May 16, 1996, or at any adjournments thereof, as follows:

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL NOMINEES."

(1) ELECTION OF DIRECTORS      / /FOR all nominees listed below              / / WITHHOLD AUTHORITY to vote for all nominees listed
                                  (except those indicated to the                 below
                                  contrary below, see instructions)


             Samuel E. Barshop, Gene H. Bishop and Rollin W. King.

   INSTRUCTION: to withhold authority to vote for any individual nominee, write that nominee's name in the space provided here.

--------------------------------------------------------------------------------

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "APPROVE" THE FOLLOWING THREE ITEMS.

(2) / / APPROVE or         / / DISAPPROVE or         / / ABSTAIN

officer's stock options described in the proxy statement related to the meeting.


(3) / / APPROVE or         / / DISAPPROVE or         / / ABSTAIN


1996 Stock Option Plans described in the proxy statement related to the meeting.


(4) / / APPROVE or         / / DISAPPROVE or         / / ABSTAIN


amending the Company's Articles of Incorporation to increase the authorized number of shares of Common Stock.


   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "DISAPPROVE" THE FOLLOWING SHAREHOLDER PROPOSAL.

(5) / / APPROVE or         / / DISAPPROVE or         / / ABSTAIN


shareholder proposal described in proxy statement related to the meeting.


(6) / / WITH or            / / WITHOUT


authority to vote on any business that may properly come before the meeting.


                     (Please Date and Sign on Reverse Side)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ALL SHARES WILL BE VOTED AS DIRECTED HEREIN AND, UNLESS OTHERWISE DIRECTED, WILL BE VOTED "FOR ALL NOMINEES" IN ITEM 1, "APPROVE" ITEMS 2, 3 AND 4 AND "DISAPPROVE" ITEM 5, AND IN ACCORDANCE WITH THE DISCRETION OF THE PERSON VOTING THE PROXY WITH RESPECT TO ANY OTHER BUSINESS PROPERLY BEFORE THE MEETING.
    YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO A VOTE THEREON.
                                            Dated:                        , 1996
                                                  ------------------------

                                            ------------------------------------

                                            ------------------------------------

                                            PLEASE SIGN EXACTLY AS NAME APPEARS
                                            ON THIS CARD. JOINT OWNERS SHOULD
                                            EACH SIGN. EXECUTORS,
                                            ADMINISTRATORS, TRUSTEES, ETC.,
                                            SHOULD GIVE THEIR FULL TITLES.

  PLEASE COMPLETE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED ENVELOPE.

--------------------------------------------------------------------------------